SCUDDER
                                                                     INVESTMENTS




                                  Sector Specific Funds I
                                  Classes A, B and C


                          Prospectus

--------------------------------------------------------------------------------
                               |  Scudder Health Care Fund
                               |  October 1, 2002, as revised January 1, 2003
                               |
                               |  Scudder Global Biotechnology Fund
                               |  January 1, 2003
                               |
                               |  Scudder Technology Fund
                               |  January 1, 2003
                               |
                               |  Scudder Technology Innovation Fund
                               |  October 1, 2002, as revised January 1, 2003


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                           How to Invest in the Funds

     4  Scudder Health Care Fund                 49  Choosing a Share Class

    10  Scudder Global Biotechnology             54  How to Buy Shares
        Fund
                                                 55  How to Exchange or Sell
    18  Scudder Technology Fund                      Shares

    24  Scudder Technology                       56  Policies You Should Know
        Innovation Fund                              About

    30  Other Policies and Secondary             62  Understanding Distributions
        Risks                                        and Taxes

    32  Who Manages and Oversees
        the Funds

    36  Financial Highlights

How the Funds Work


On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


These funds invest mainly in common stocks, as a way of seeking growth of your investment.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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                                             |  Class A     Class B     Class C
                               ticker symbol |  SUHAX       SUHBX       SUHCX
                               fund number   |  452         652         752

Scudder Health Care Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect fund performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

The fact that the fund is non-diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the health care sector.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Health Care Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

        1999       11.10
        2000       59.35
        2001      -10.88


2002 Total Return as of June 30: -21.88%
For the periods included in the bar chart:
Best Quarter: 21.24%, Q2 2000                    Worst Quarter: -21.47%, Q1 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                           1 Year            Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      -16.01                 -15.94
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                            -16.01                 -15.94
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                              -12.00                  -9.70
--------------------------------------------------------------------------------
Class B (Return before Taxes)              -14.18                 -14.12
--------------------------------------------------------------------------------
Class C (Return before Taxes)              -11.44                 -11.39
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)               -11.87                   2.42
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)               -13.44                   9.45
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P 500) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*  Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directlyfrom your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                    5.75%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.85%     0.85%      0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.55      0.57       0.56
--------------------------------------------------------------------------------
Total Annual Operating Expenses***                   1.65      2.42       2.41
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About - Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect a new fixed rate administrative fee of 0.55%, 0.57% and 0.56% for Class A, Class B and Class C shares, respectively, paid pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will be terminated. However, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund as described below.

*** Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total administrative and management expenses at 1.40%, 1.42% and 1.41% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Under this arrangement, estimated net operating expenses are expected to be 1.65%, 2.42% and 2.41% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $733      $1,065       $1,420       $2,417
--------------------------------------------------------------------------------
Class B shares                        645       1,055        1,491        2,391
--------------------------------------------------------------------------------
Class C shares                        344         751        1,285        2,746
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $733      $1,065       $1,420       $2,417
--------------------------------------------------------------------------------
Class B shares                        245         755        1,291        2,391
--------------------------------------------------------------------------------
Class C shares                        244         751        1,285        2,746
--------------------------------------------------------------------------------

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                                            |   Class A     Class B     Class C
                             ticker symbol  |   DBBTX       DBBBX       DBBCX
                               fund number  |   475         675         775

Scudder Global Biotechnology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund invests to maximize total return.

The fund seeks to maximize total return by investing primarily in equity securities of companies that the Advisors expect will benefit from their involvement in the biotechnology industry. Under normal market conditions, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depository Receipts and Global Depository Receipts.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/ surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the fund's investments abroad will be in developed countries. The fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may also invest in various instruments commonly known as derivatives to protect its assets or increase its exposure to an asset class. The fund primarily uses futures, options and forward currency transactions.

The fund may invest in companies of varying market capitalizations. The fund generally expects that its holdings will include securities of 40-60 companies, but the fund is not limited in the number of its holdings.

The fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

The fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

Generally, the fund pursues a "buy and hold" investment strategy. However, the fund will consider selling all or part of a security holding in circumstances the advisors deem a sale is appropriate including:

o the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

o the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

o the company has experienced a fundamental shift in its core business processes and objectives; or

o     the fund's portfolio needs to be rebalanced.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the pharmaceutical sector. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Non-Diversification Risk. The fund is non-diversified; it invests in relatively few issuers. Thus, the performance of each portfolio holding may have a bigger impact on performance than a fund with more holdings.

Concentration Risk. The fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund's performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the biotechnology sector.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

Because this is a new fund, it did not have a full calendar year of performance to report as of the date of this prospectus.

However, the fund has an investment objective and policies that are substantially similar to those of a mutual fund organized in Germany and managed by substantially the same portfolio managers who manage the fund. See the section entitled "Additional Performance Information - Similar Fund" for more information.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)              5.75%          None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None^1       4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.85%         0.85%        0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          1.00         1.00
--------------------------------------------------------------------------------
Other Expenses                                4.71          4.71         4.71
--------------------------------------------------------------------------------
Total Annual Operating Expenses               5.81          6.56         6.56
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements             4.31          4.31         4.31
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2               1.50          2.25         2.25
--------------------------------------------------------------------------------

^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2 Investment Company Capital Corporation, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or reimburse expenses of the fund through December 31, 2003, to the extent necessary to maintain the fund's expense ratio at the level indicated as "Net Annual Fund Operating Expenses."

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $719      $1,843      $2,949       $5,637
--------------------------------------------------------------------------------
Class B shares                        628       1,855       3,041        5,641
--------------------------------------------------------------------------------
Class C shares                        328       1,555       2,841        5,885
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $719      $1,843      $2,949       $5,637
--------------------------------------------------------------------------------
Class B shares                        228       1,555       2,841        5,641
--------------------------------------------------------------------------------
Class C shares                        228       1,555       2,841        5,885
--------------------------------------------------------------------------------

Additional Performance Information -- Similar Fund

The fund does not have performance information for an entire calendar year. However, the fund's investment objective and policies are substantially similar to those of DWS Biotech-Atkien Typ O ("DWS Biotech-Atkien Typ O" or the "German fund"), a mutual fund organized in Germany and managed by substantially the same portfolio managers who manage the fund. In managing the fund, the sub-advisor will employ substantially the same investment policies and strategies.

The performance data below lists the prior performance of DWS Biotech-Atkien Typ O, not the prior performance of the fund. This performance should not be considered an indication of future performance of the fund. The data presented represents past performance results. Past performance does not guarantee future results.

---------------------------------------------------------------------
Performance                      1 Year              Inception*
as of 12/31/01
---------------------------------------------------------------------
DWS Biotech-Atkien
Typ O (USD) (unaudited)        -22.83%                 22.25%
---------------------------------------------------------------------
Index 1                         -16.82                  -7.41
---------------------------------------------------------------------
Index 2                         -16.20                  17.10
---------------------------------------------------------------------
Index 3                          -9.68                  34.64
---------------------------------------------------------------------

Index 1: MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the fund's results.

Index 2: NASDAQ Biotechnology Index a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.**

Index 3: MCSI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have an annual average daily trading volume of at least $10 million (USD). The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the fund's results.**

*     Date of inception is 8/31/1999.

** On December 17, 2002, the Board of Directors approved replacing the MSCI Biotechnology Select Index with the NASDAQ Biotechnology Index as the fund's secondary benchmark. The NASDAQ Biotechnology Index provides shareholders with better information to assess the performance of the fund since it more closely corresponds to the fund's investment strategy.

The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any sales charges. If sales charges were reflected, performance would have been lower.

The performance information shown for DWS Biotech-Atkien Typ O is net of advisory fees and other expenses (after fee waivers and/or expense reimbursements) of Class A shares of the Global Biotechnology fund. Additionally, the performance results reflect reinvestment of dividends and other earnings.

To the extent that the German fund is not a registered investment company under the laws of the United States, it is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. The German fund, however, is subject to certain limitations and requirements imposed by German law.

Further, the German fund may hedge against currency risks applicable to German investors, while the fund may hedge against currency risks applicable to US investors. Requiring the German fund to operate under the same circumstances applicable to the fund may have affected the German fund's performance results.

--------------------------------------------------------------------------------
                                            |   Class A     Class B     Class C
                             ticker symbol  |   KTCAX       KTCBX       KTCCX
                               fund number  |   001         201         301

Scudder Technology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the technology sector of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Sector Specific Risk. While the fund does not concentrate in any industry, the fund focuses its investments in technology companies. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes B and C shares is May 31, 1994. The performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Classes B or C and the current applicable sales charge of Class B.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

           1992         -1.19
           1993         11.69
           1994         11.35
           1995         42.77
           1996         20.60
           1997          7.11
           1998         43.59
           1999        114.28
           2000        -24.31
           2001        -34.44


2002 Total Return as of September 30: -31.67%
For the periods included in the bar chart:
Best Quarter: 57.79%, Q4 1999             Worst Quarter: -34.76%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -38.21           9.04          12.55
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          -38.21           7.03           9.44
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 -27.97           6.23           9.67
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -37.04           9.12          12.08
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -35.04           9.39          12.25
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses, or taxes)                -11.87          10.70          12.94
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses, or taxes)                -28.58          11.87          N/A
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P 500) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)      5.75%          None          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of redemption proceeds)            None*         4.00%          1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                             0.55%          0.55%          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees          0.19           0.96           0.97
--------------------------------------------------------------------------------
Other Expenses**                           0.44           0.76           0.73
--------------------------------------------------------------------------------
Total Annual Operating Expenses***         1.18           2.27           2.25
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect a new fixed rate administrative fee of 0.440%, 0.760% and 0.725% for Class A, Class B and Class C shares, respectively, paid pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will be terminated. However, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund as described below.

*** Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total administrative and management expenses at 0.99%, 1.31% and 1.275% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Under this arrangement, estimated net operating expenses are expected to be 1.18%, 2.27% and 2.245% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares             $688           $928         $1,187        $1,924
--------------------------------------------------------------------------------
Class B shares              630          1,009          1,415         2,077
--------------------------------------------------------------------------------
Class C shares              328            703          1,205         2,585
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares             $688           $928         $1,187        $1,924
--------------------------------------------------------------------------------
Class B shares              230            709          1,215         2,077
--------------------------------------------------------------------------------
Class C shares              228            703          1,205         2,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                              ticker symbol  |   SRIAX       SRIBX       SRICX
                                fund number  |   451         651         751

Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund concentrates its investments in the industries of the technology sector increases this risk, because factors affecting that sector could affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

The fact that the fund is non-diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o     derivatives could produce disproportionate losses

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index and two other relevant indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Innovation Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

         1999        166.33
         2000        -23.05
         2001        -46.11

2002 Total Return as of June 30: -34.63%
For the periods included in the bar chart:
Best Quarter: 71.49%, Q4 1999            Worst Quarter: -39.38%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                           1 Year            Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     -49.21                 8.58
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                           -49.21                 6.23
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                             -32.21                 5.27
--------------------------------------------------------------------------------
Class B (Return before Taxes)             -48.12                 9.00
--------------------------------------------------------------------------------
Class C (Return before Taxes)             -46.48                 9.44
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)                2.49                 1.75
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)              -20.36                -3.23
--------------------------------------------------------------------------------
Index 3 (reflects no deductions
for fees, expenses or taxes)              -28.58                 4.91
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks.

Index 2: Russell 2000 Technology Index, an unmanaged, capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.**

Index 3: Goldman Sachs Technology Composite Index, an unmanaged capitalization-weighted index based on a universe of technology related stocks.**

*  Since 3/2/1998. Index comparison begins 3/31/1998.

** The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Technology Composite Index than the Russell 2000 Technology Index as it more accurately reflects the fund's investment strategy.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                      5.75%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                    None*     4.00%      1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.85%     0.85%      0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                    0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.67      0.73       0.73
--------------------------------------------------------------------------------
Total Annual Operating Expenses***                   1.77      2.58       2.58
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Restated to reflect a new fixed rate administrative fee of 0.67%, 0.73% and 0.72% for Class A, Class B and Class C shares, respectively, paid pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will be terminated. However, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund as described below.

*** Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total administrative and management expenses at 1.52%, 1.58% and 1.57% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees. Under this arrangement, estimated net operating expenses are expected to be 1.77%, 2.58% and 2.58% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $745      $1,100       $1,479       $2,539
--------------------------------------------------------------------------------
Class B shares                        661       1,102        1,570        2,536
--------------------------------------------------------------------------------
Class C shares                        361         802        1,370        2,915
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $745      $1,100       $1,479       $2,539
--------------------------------------------------------------------------------
Class B shares                        261         802        1,370        2,536
--------------------------------------------------------------------------------
Class C shares                        261         802        1,370        2,915
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Boards of Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Global Biotechnology Fund cannot change the fund's goal without shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy.

o Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of a fund so long as a fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund

DeIM is the investment advisor for these funds. Under the supervision of a Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Global Biotechnology Fund

Investment Company Capital Corporation ("ICCC" or "the Advisor") is the fund's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Sub-Advisor (Global Biotechnology Fund)

DWS International Portfolio Management GmbH ("DWS International" or "Sub-Advisor") is the sub-advisor to the fund. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of DWS International. DWS International is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

DeIM, ICCC and DWS International are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. ICCC also serves as Global Biotechnology Fund's transfer agent.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Health Care Fund                               0.85%
---------------------------------------------------------------------
Scudder Global Biotechnology Fund                      0.85%
---------------------------------------------------------------------
Scudder Technology Fund                                0.55%
---------------------------------------------------------------------
Scudder Technology Innovation Fund                     0.85%
---------------------------------------------------------------------

This fee will be computed daily and paid monthly. ICCC compensates DWS International out of its advisory fee.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Health Care Fund                   Scudder Global Biotechnology Fund

  James Fenger                               Michael Sistenich
  Managing Director of Deutsche Asset        Head of Healthcare Equities, DWS
  Management and Co-Manager of the fund.     International Portfolio Management
   o  Joined Deutsche Asset Management in    GmbH and Lead Manager of the fund.
      1983 and the fund in 1998.              o  Joined the Sub-Advisor in 1997.
   o  Over 19 years of investment industry    o  Over 5 years investment
      experience.                                industry experience.
   o  MBA, University of Wisconsin.           o  BSc. in Biochemistry from
                                                 Oxford University (UK), with
  Leefin Lai                                     research in areas of Cancer
  Senior Vice President of Deutsche Asset        and Multi-drug resistance.
  Management and Co-Manager of the fund.
   o  Joined Deutsche Asset Management and   Klaus Kaldemorgen
      the fund in 2001.                      Head of International Equities,
   o  Over 9 years of investment industry    DWS International Portfolio
      experience.                            Management GmbH and Manager of the
   o  MBA, University of Illinois.           fund.
                                              o  Joined the Sub-Advisor in 1982.
  Thomas Bucher                               o  Over 18 years of investment
  CFA, Director of Deutsche Asset                industry experience.
  Management and Consultant to the fund.      o  Graduate degree in Economics
   o  Head of global equity research team        from Johanne Gutenberg
      for Healthcare sector and portfolio        University (Germany).
      manager for European
      Equity: Frankfurt.
   o  Joined Deutsche Asset Management in
      1995, previously serving as analyst
      for European Chemical, Oil, Steel
      and Engineering sectors and
      analyst/portfolio manager for
      Eastern European equity.
   o  MA, University of Tuegingen, Germany.
   o  Joined the fund in 2002.

Scudder Technology Fund                     Stephen Scott
Scudder Technology Innovation Fund          Director of Deutsche Asset
                                            Management and Consultant to the
  Blair Treisman                            funds.
  Director of Deutsche Asset Management      o  Joined Deutsche Asset Management
  and Lead Manager of the funds.                in 1996, previously serving as
   o  Joined Deutsche Asset Management in       team leader of Software and IT
      1999 and the funds in 2000.               services, London, and
   o  Prior to that, business services          analyst/portfolio manager,
      analyst at Salomon Smith Barney           Sydney, after 1 year of
      (1999); senior research analyst and       experience as credit analyst for
      hedge fund manager at Midtown             Westpac Banking Corporation.
      Research Group (1998-1999); senior     o  Analyst for global technology
      analyst-- Small Cap Growth Equities       team: New York.
      Group at Putnam Investments            o  Joined the funds in 2002.
      (1994-1998).
   o  MBA, Columbia University Graduate
      School of Business.

  Jonathan Wild
  CA, Managing Director of Deutsche Asset
  Management and Consultant to the funds.
   o  Joined Deutsche Asset Management in
      1996, previously serving as
      portfolio manager and analyst for
      U.K. equities specializing in the
      Telecoms sector, London, after 9
      years of experience as fund manager
      for Finsbury Asset Management and
      analyst at BZW having previously
      qualified as a chartered accountant
      at KPMG.
   o  Head of global technology team and
      global equity research team for
      Hardware & Equipment sector: based
      in New York.
   o  Joined the funds in 2002.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Technology Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Global Biotechnology Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the last page).

Scudder Health Care Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended May 31,                                            2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.41   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.19)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.32)   (2.86)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.51)   (2.93)
--------------------------------------------------------------------------------
Redemption fees                                                  .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $17.91   $20.41
--------------------------------------------------------------------------------
Total Return (%)^c                                            (12.25)  (12.55)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            17        7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           1.48     1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.98)    (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       62       65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

Scudder Health Care Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.31)   (2.88)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.65)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                                  .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $17.69   $20.33
--------------------------------------------------------------------------------
Total Return (%)^c                                            (12.99)  (12.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            12        4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           2.28     2.19*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.78)   (1.53)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       62       65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

Scudder Health Care Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                            2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (2.30)   (2.88)
--------------------------------------------------------------------------------
  Total from investment operations                             (2.64)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                                  .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $17.70  $20.33
--------------------------------------------------------------------------------
Total Return (%)^c                                             (12.94) (12.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             4       1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           2.25    2.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.75)  (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       62      65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

Scudder Global Biotechnology Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,                                        2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.61     $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:                      (.13)^b    (.03)
  Net investment income (loss)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment       (4.09)       .64
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                            (4.22)       .61
--------------------------------------------------------------------------------
Net asset value, end of period                               $ 6.39     $10.61
--------------------------------------------------------------------------------
Total Return (%)^c                                           (39.77)      6.10**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       3,147      5,021
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                5.81       6.39*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.50       1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.42)      (.62)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      91         53
--------------------------------------------------------------------------------

^a For the period March 30, 2001 (commencement of sales of Class A shares) to August 31, 2001.

^b    Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

Scudder Global Biotechnology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,                                          2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.58   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   (.19)^b  (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (4.07)     .64
--------------------------------------------------------------------------------
  Total from investment operations                              (4.26)     .58
--------------------------------------------------------------------------------
Net asset value, end of period                                 $ 6.32   $10.58
--------------------------------------------------------------------------------
Total Return (%)^c                                             (40.26)    5.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                           273      382
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  6.56     7.14*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.25     2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (2.17)   (1.45)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        91       53
--------------------------------------------------------------------------------

^a For the period March 30, 2001 (commencement of sales of Class B shares) to August 31, 2001.

^b    Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

Scudder Global Biotechnology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,                                          2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.58    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (.19)^b   (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (4.07)      .64
--------------------------------------------------------------------------------
  Total from investment operations                             (4.26)      .58
--------------------------------------------------------------------------------
Net asset value, end of period                                $ 6.32    $10.58
--------------------------------------------------------------------------------
Total Return (%)^c                                            (40.26)     5.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          226      279
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 6.56     7.14*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.25     2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (2.17)   (1.37)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       91       53
--------------------------------------------------------------------------------

^a For the period March 30, 2001 (commencement of sales of Class C shares) to August 31, 2001.

^b    Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

Scudder Technology Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                  2002     2001    2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period   $10.80    $29.18  $21.29  $11.77   $13.13
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a         (.07)     (.06)   (.09)   (.06)   (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (3.35)   (15.74)   9.92   10.65     .82
--------------------------------------------------------------------------------
  Total from investment operations      (3.42)   (15.80)   9.83   10.59     .78
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                             --     (2.58)  (1.94)  (1.07)  (2.14)
--------------------------------------------------------------------------------
Net asset value, end of period         $ 7.38    $10.80  $29.18  $21.29  $11.77
--------------------------------------------------------------------------------
Total Return (%)^b                     (31.67)d  (57.51)  47.06   94.71    8.21
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    885     1,521   3,711   2,233   1,084
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            .97      1.04^c  1.00     .93     .92
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            .97      1.03^c   .99     .93     .92
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               (.66)     (.40)   (.30)   (.38)   (.37)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                60        96      59      59     146
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

^d In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Scudder Technology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                  2002     2001    2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period   $ 9.55    $26.46  $19.62  $11.03   $12.54
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a         (.14)     (.19)   (.36)   (.22)   (.14)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (2.95)   (14.14)   9.14    9.88     .77
--------------------------------------------------------------------------------
  Total from investment operations      (3.09)   (14.33)   8.78    9.66     .63
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                             --     (2.58)  (1.94)  (1.07)  (2.14)
--------------------------------------------------------------------------------
Net asset value, end of period         $ 6.46    $ 9.55  $26.46  $19.62  $11.03
--------------------------------------------------------------------------------
Total Return (%)^b                     (32.36)d  (57.90)  45.49   92.59    7.24
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    264       494   1,307     465     127
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.94      2.01^c  1.87    1.92    1.85
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.94      1.96^c  1.86    1.92    1.85
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              (1.63)    (1.33)  (1.30)  (1.37)  (1.30)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                60        96      59      59     146
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

^d In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Scudder Technology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                  2002     2001    2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 9.75   $26.91  $19.91  $11.17  $12.64
--------------------------------------------------------------------------------
Income (loss) from investment            (.13)     (.18)   (.35)   (.21)   (.14)
operations:
  Net investment income (loss)^a
--------------------------------------------------------------------------------
  Net realized and unrealized gain      (3.02)   (14.40)   9.29   10.02     .81
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      (3.15)   (14.58)   8.94    9.81     .67
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                             --     (2.58)  (1.94)  (1.07)  (2.14)
--------------------------------------------------------------------------------
Net asset value, end of period         $ 6.60    $ 9.75  $26.91  $19.91  $11.17
--------------------------------------------------------------------------------
Total Return (%)^b                     (32.31)d  (57.85)  45.72   92.68    7.57
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     65       111     255      73      18
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.84      1.94^c  1.76    1.82    1.81
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.84      1.89^c  1.75    1.82    1.81
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              (1.53)    (1.26)  (1.22)  (1.27)  (1.26)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                60        96      59      59     146
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

^d In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Scudder Technology Innovation Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended May 31,                                            2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.73   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.15)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 (8.93)   (8.35)
--------------------------------------------------------------------------------
  Total from investment operations                             (9.08)   (8.42)
--------------------------------------------------------------------------------
Redemption fees                                                  .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                $11.66   $20.73
--------------------------------------------------------------------------------
Total Return (%)^c                                            (43.75)  (28.89)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             2       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           1.48     1.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.04)    (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

Scudder Technology Innovation Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                 (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (8.93)   (8.35)
--------------------------------------------------------------------------------
  Total from investment operations                              (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)^c                                             (44.41)  (29.09)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             .7       .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             2.28    2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.84)   (1.59)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

Scudder Technology Innovation Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                             2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                 (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (8.93)   (8.35)
--------------------------------------------------------------------------------
  Total from investment operations                              (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                                   .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)^c                                             (44.41)  (29.09)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             .5       .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            2.26     2.46*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.82)   (1.56)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       131      165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charge.

*     Annualized

**    Not annualized

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

In this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged
  when you buy shares                     o Some investors may be able to reduce
                                            or eliminate their sales charges;
o In most cases, no charges when you        see next page
  sell shares
                                          o Total annual operating expenses are
o Up to 0.25% annual service or             lower than those for Class B or
  distribution fee, as applicable           Class C
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares

o Deferred sales charge declining from    o The deferred sales charge rate falls
  4.00%, charged when you sell shares       to zero after six years
  you bought within the last six years
                                          o Shares automatically convert to
o 0.75% annual distribution fee and         Class A after six years, which means
  0.25% annual shareholder service fee      lower annual expenses going forward
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares

o Deferred sales charge of 1.00%,
  charged when you sell shares you
  bought within the last year             o The deferred sales charge rate is
                                            lower, but your shares never convert
o 0.75% annual distribution fee and         to Class A, so annual expenses
  0.25% annual shareholder service fee      remain higher
--------------------------------------------------------------------------------

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares

Class A shares of Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

                        Sales charge as a %   Sales charge as a % of
Your investment          of offering price      your net investment
---------------------------------------------------------------------
Up to $50,000                5.75%                  6.10%
---------------------------------------------------------------------
$50,000-$99,999               4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999             3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999             2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999             2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares of Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.75% is deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund also deducts a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares of Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Biotechnology Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares
Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts

                                          $50 or more with an Automatic
$500 or more for IRAs                     Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o  Send it to us at the appropriate         to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone                                  o Call (800) 621-1048 for instructions

--
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 58
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the     o Contact your representative by the
  method that's most convenient for you    method that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o  Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:

o the fund, class and account number      Write a letter that includes:
  you're exchanging out of
                                          o the fund, class and account number
o the dollar amount or number of shares     from which you want to sell shares
  you want to exchange
                                          o the dollar amount or number of
o the name and class of the fund you        shares you want to sell
  want to exchange into
                                          o your name(s), signature(s) and
o your name(s), signature(s) and            address, as they appear on your
  address, as they appear on your account   account

o a daytime telephone number              o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone Transactions. You are automatically entitled to telephone transaction privileges but you may elect no to have them when you open your account or by contacting Shareholder Services at a later date

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o     the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------    = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o     withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to certain retirement accounts, or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

o     reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------



Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER                              SEC File Numbers:
INVESTMENTS                          Scudder Health Care Fund           811-2021
                                     Global Biotechnology Fund          811-8227
A Member of                          Scudder Technology Fund            811-0547
Deustche Asset Management [LOGO]     Scudder Technology Innovation Fund 811-2021

                                                                         SCUDDER
                                                                     INVESTMENTS


                               Advisor Classes A, B and C

                         Prospectus

--------------------------------------------------------------------------------
                               January 1, 2003
--------------------------------------------------------------------------------
                            |
                            |  Scudder Japanese Equity Fund





Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Scudder Japanese Equity Fund --
Class A, B and C

--------------------------------------------------------------------------------

How the Fund Works                           How to Invest in the Fund

  4  The Fund's Main Investment               19  Choosing a Share Class
     Strategy
                                              24  How to Buy Shares
  5  The Main Risks of Investing
     in the Fund                              25  How to Exchange or Sell Shares

  7  The Fund's Performance                   26  Policies You Should Know
     History                                      About

  9  How Much Investors Pay                   34  Understanding Distributions
                                                  and Taxes
 10  Other Policies and Secondary
     Risks

 12  Who Manages and Oversees
     the Fund

 15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                            |   Class A     Class B     Class C
                             ticker symbol  |   FJEAX       FJEBX       FJECX
                               fund number  |   460         660         760

Scudder Japanese Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund.

Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:

Bottom-up research. The portfolio managers look for individual companies that they believe have effective management, strong competitive positioning, active research and development and sound balance sheets. The portfolio managers also evaluate fundamentals such as price-to-earnings ratios.

--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies" for more information.)

Growth orientation. The portfolio managers prefer companies whose revenues or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

The portfolio managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a security when it reaches a target price, its fundamentals have changed, the portfolio managers believe other investments offer better opportunities or when adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, returns would be lower. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

             1998          4.70
             1999        169.26
             2000        -34.50
             2001        -24.60


2002 Total Return as of September 30: -2.92%
For the periods included in the bar chart:
Best Quarter: 33.98%, Q4 1999             Worst Quarter: -21.35%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
 -------------------------------------------------------------------------------

                                                1 Year         Since Inception
--------------------------------------------------------------------------------
Class A*
--------------------------------------------------------------------------------
  Return before Taxes                           -28.74                2.74
--------------------------------------------------------------------------------
  Return after Taxes on Distributions           -31.92               -2.63
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                       -17.30                1.10
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                        -29.40               -6.33
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                        -29.66               -6.99
--------------------------------------------------------------------------------
Class B**                                       -28.69                9.82
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                        -29.40                0.32
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                        -29.66                1.20
--------------------------------------------------------------------------------
Class C***                                      -25.84              -27.62
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                        -29.40              -29.67
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)                        -29.66              -30.20
--------------------------------------------------------------------------------

Index 1: The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange.

Index 2: The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The TOPIX replaces the MSCI Japan Index as the fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the fund's new sub-advisor.

* Inception Date for Class A was October 20, 1997. Index comparisons begin on October 31, 1997.

** Inception Date for Class B was August 10, 1998. Index comparisons begin on August 31, 1998.

*** Inception Date for Class C was May 31, 2000. Index comparisons begin on May 31, 2000.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)                5.75%        None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None^1        4.00%        1.00%
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned
less than 60 days (% of amount redeemed)       2.00%        None         None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets^2
--------------------------------------------------------------------------------
Management Fee                                 0.85%        0.85%        0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                       0.25         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses^3                               6.96         7.31         6.99
--------------------------------------------------------------------------------
Total Annual Operating Expenses                8.06         8.91         8.59
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements^4            6.66         6.76         6.44
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses            1.40         2.15         2.15
--------------------------------------------------------------------------------


^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2 Information on the annual fees and expenses reflects the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets. (See the section entitled "Who Manages and Oversees the Fund.")

^3 Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

^4 Effective September 5, 2002, the advisor entered into a contractual arrangement to waive its fees and reimburse expenses of the fund and the Portfolio through December 31, 2003 to the extent necessary to maintain the fund's expense ratio at 1.40% for Class A shares and 2.15% for Class B and C shares.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $709         $2,236        $3,670         $6,889
--------------------------------------------------------------------------------
Class B shares                618          2,280         3,807          6,927
--------------------------------------------------------------------------------
Class C shares                318          1,922         3,506          6,994
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $709         $2,236        $3,670         $6,889
--------------------------------------------------------------------------------
Class B shares                218          1,980         3,607          6,927
--------------------------------------------------------------------------------
Class C shares                218          1,922         3,506          6,994
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The Board of Directors of the Scudder Japanese Equity Fund cannot change the fund's goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to Scudder Japanese Equity Fund's policy of investing at least 80% of its assets in Japanese securities.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or
         (3) involve the sale of derivatives contracts with different terms.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The fund is a "feeder fund" that invests substantially all of its assets in the Japanese Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Directors to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. ("DeAM" or the "advisor") is the Portfolio's advisor. The address for the advisor is 280 Park Avenue, New York, New York 10017. Prior to September 5, 2002, Investment Company Capital Corporation ("ICCC"), an affiliate of DeAM, was the Portfolio's advisor. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ("DFM"), was the Portfolio's advisor. Under the supervision of the Board of Directors, the advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. DeAM provides the same services that ICCC provided to the Portfolio and is entitled to receive the same rate of compensation that ICCC received. DeAM is also the investment advisor to other mutual funds in the Scudder Investments family of funds. As of June 30, 2002, funds managed by DeAM totaled approximately $93 billion in net assets.

Investment Sub-advisor to the Portfolio. The advisor has delegated daily management of the Portfolio's assets to the sub-advisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 ("DeAMJ"). Prior to September 5, 2002 DWS International Portfolio Management GmbH ("DWS International"), an affiliate of the advisor and the sub-advisor, was the Portfolio's sub-advisor. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The advisor pays the sub-advisor a portion of this fee. The advisor has contractually agreed to waive its fee and reimburse expenses of the fund and the Portfolio in order to maintain the fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2003: 1.40% for Class A shares; 2.15% for Class B shares; and 2.15% for Class C shares.

DeAM and DeAMJ are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Portfolio managers

The following people are responsible for the management of the fund. Mr. Kashiwazaki is the fund's Portfolio Manager. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Kashiwazaki. Mr. Kashiwazaki is responsible for the day-to-day management of the fund.


Kuniyuki Kashiwazaki                      Timothy Griffen
Vice President of Deutsche Asset          Director of Deutsche Trust Bank and
Management and Portfolio Manager of       Consultant to the Portfolio Manager
the fund.                                 of the fund.
 o   Joined Deutsche Asset Management      o  Joined Deutsche Asset Management
    in 2001.                                  in 1997, and Deutsche Trust Bank
 o  Over 12 years combined investment         in 2002.
    experience in equities and bonds.      o  Over 11 years of investment
 o  Previously served as a Pan-European       industry experience.
    equity fund manager and later a US     o  Previously served as a portfolio
    equity fund manager for Aozora            manager responsible for investing
    Asset Management (formerly known as       in Japan and Pacific Basin for
    NCB Investment Management) for the        Draycott Partners for the six
    four years prior to joining               years prior to joining Deutsche
    Deutsche Asset Management.                Asset Management.
 o  MBA, Stanford University, Chartered    o  MBA, University of South Carolina.
    Financial Analyst.

Sean Lenihan
Director of Deutsche Trust Bank and
Consultant to the Portfolio Manager of
the fund.
 o  Joined Deutsche Asset Management in
    2001, and Deutsche Trust Bank
    in 2002.
 o  Over 10 years of investment
    experience in Japanese equities.
 o  Previously served as a Japanese
    large cap equity analyst and later
    a Japanese small-medium cap fund
    manager/analyst for Schroder
    Investment Management (Japan) Ltd.
    for the seven years prior to
    joining Deutsche Trust Bank.

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Japanese Equity Fund -- Class A Shares

--------------------------------------------------------------------------------
 Years Ended August 31,                  2002    2001    2000    1999    1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 9.47   $19.85  $20.12  $ 9.85   $12.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)         (.06)^b  (.12)^b  (.28)     --^c   (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    (.55)   (6.12)    5.82   10.27   (2.58)
--------------------------------------------------------------------------------
  Total from investment operations     (.61)   (6.24)    5.54   10.27   (2.65)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (1.03)      --       --      --      --
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           --    (4.14)   (5.81)     --      --
--------------------------------------------------------------------------------
  Total distributions                 (1.03)   (4.14)   (5.81)     --      --
--------------------------------------------------------------------------------
Net asset value, end of period       $ 7.83   $ 9.47   $19.85  $20.12  $ 9.85
--------------------------------------------------------------------------------
Total Return (%)^d                    (6.44)  (37.79)   25.57  104.26  (21.20)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)   581   1,207    3,262  11,010      14
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses of the
Japanese Equity Portfolio (%)            8.06    7.66     4.32    5.88  454.24*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses of the
Japanese Equity Portfolio (%)            1.60    1.60     1.60    1.60    1.60*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               (.89)   (.88)   (1.23)  (1.29)  (1.00)*
--------------------------------------------------------------------------------

^a For the period from October 20, 1997 (commencement of sales of Class A shares) to August 31, 1998.

^b       Based on average shares outstanding during the period.

^c       Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

Scudder Japanese Equity Fund -- Class B Shares

--------------------------------------------------------------------------------
 Years Ended August 31,                 2002    2001     2000    1999    1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $12.47  $24.85   $24.58  $12.11  $12.50
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)            (.19)b  (.27)^b  (.63)   (.12)   (.01)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions              (.67)  (7.97)    6.71   12.59    (.38)
--------------------------------------------------------------------------------
  Total from investment operations      (.86)  (8.24)    6.08   12.47    (.39)
--------------------------------------------------------------------------------
Less distributions from:
Net investment income                   (.78)     --       --      --      --
--------------------------------------------------------------------------------
Net realized gains on investment
transactions                              --   (4.14)   (5.81)     --      --
--------------------------------------------------------------------------------
  Total distributions                   (.78)  (4.14)   (5.81)     --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $10.83  $12.47   $24.85  $24.58  $12.11
--------------------------------------------------------------------------------
Total Return (%)^c                     (6.92) (38.32)   22.66  102.97   (3.12)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands) 2,488  3,134    5,621   4,604     283
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses of the
Japanese Equity Portfolio (%)            8.91   8.70     5.35   14.99  454.99*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses of the
Japanese Equity Portfolio (%)            2.35   2.35     2.35    2.35    2.35*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) ( %)                             (1.64) (1.62)   (1.90)  (1.74)  (1.25)*
--------------------------------------------------------------------------------

^a For the period from August 10, 1998 (commencement of sales of Class B shares) to August 31, 1998.

^b       Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

Scudder Japanese Equity Fund -- Class C Shares

--------------------------------------------------------------------------------
 Years Ended August 31,                                  2002    2001    2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                  $12.48  $24.85   $24.10
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.20)^b (.26)^b  (.04)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                            (.68)  (7.97)     .79
--------------------------------------------------------------------------------
  Total from investment operations                      (.88)  (8.23)     .75
--------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.78)     --       --
--------------------------------------------------------------------------------
Net realized gains on investment transactions             --   (4.14)      --
--------------------------------------------------------------------------------
  Total distributions                                   (.78)  (4.14)      --
--------------------------------------------------------------------------------
Net asset value, end of period                        $10.82  $12.48   $24.85
--------------------------------------------------------------------------------
Total Return (%)^c                                     (7.09) (38.27)    3.11**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                   77     281      110
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions, including
expenses of the Japanese Equity Portfolio (%)           8.59    8.92     8.74*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions, including
expenses of the Japanese Equity Portfolio (%)           2.35    2.35     2.35*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (1.64)  (1.70)   (2.07)*
--------------------------------------------------------------------------------

^a For the period from May 31,2000 (commencement of sales of Class C shares) to August 31, 2000.

^b       Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*        Annualized

**       Not annualized

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers another share class separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees. Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75% when you   o Some investors may be able to reduce
  buy shares                                or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o Up to 0.25% annual distribution fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% annual distribution fee and
  0.25% shareholder servicing fee
--------------------------------------------------------------------------------

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor or administrator may provide compensation to financial representatives for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares of Scudder Japanese Equity Fund have a sales charge that varies with the amount you invest:

                                               Sales charge as a %
                       Sales charge as a %        of your net
Your investment          of offering price         investment
--------------------------------------------------------------------------------
Up to $50,000                5.75                   6.10
--------------------------------------------------------------------------------
$50,000-$99,999              4.50                   4.71
--------------------------------------------------------------------------------
$100,000-$249,999            3.50                   3.63
--------------------------------------------------------------------------------
$250,000-$499,999            2.60                   2.67
--------------------------------------------------------------------------------
$500,000-$999,999            2.00                   2.04
--------------------------------------------------------------------------------
$1 million or more   See below and next page
--------------------------------------------------------------------------------


You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load in which case you would be required to pay the difference

o a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares         CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                    4.00%
--------------------------------------------------------------------------------
Second or third year                           3.00
--------------------------------------------------------------------------------
Fourth or fifth year                           2.00
--------------------------------------------------------------------------------
Sixth year                                     1.00
--------------------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                    1.00%
--------------------------------------------------------------------------------
Second year and later                          None
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares
Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application       o  Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
                                            (minimum $50)
--------------------------------------------------------------------------------
By phone

not available                            o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

not available                            o  To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048 (minimum $50)
--------------------------------------------------------------------------------
On the Internet

not available                            o  Go to www.scudder.com and register

                                         o  Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares
Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 28.
existing accounts
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the     o Contact your representative by the
  method that's most convenient for you    method that's most convenient for
                                           you
--------------------------------------------------------------------------------
By phone or wire

o  Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

not applicable                            o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
                                            (minimum $50)
--------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register      not available

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time that the fund is open for business. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner).
         This waiver applies only under certain conditions. Please contact your financial representative or Shareholder Services to determine if the conditions exist

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

The fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the fund for expenses directly related to short-term redemption of Class A shares, discourages short-term investments in Class A shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund. The short-term redemption fee does not apply to shares:

o        acquired through reinvestment of dividends and other distributions;

o in an account which is closed because the account fails to meet minimum balance requirements;

o held by 401(k) plans, individual retirement accounts or profit sharing plans;

o purchased by accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level; and

o acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

The short-term redemption fee applies to Class A shares held through omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares -- net asset value per share or NAV

To calculate NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class"). The price at which you sell Class A shares is also the NAV, except that the fund charges a 2.00% short-term redemption fee on Class A shares owned less than 60 days (see "Policies about transactions").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o        withdraw or suspend the offering of shares at any time

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

By international treaty, 15% of dividends and 10% of interest received by the fund is withheld for Japanese taxes. The amounts withheld are taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

The fund intends to pay dividends and distributions to its shareholders annually in November or December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the fund. The fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------


Scudder Investments                       SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER                                   Scudder Japanese Equity Fund   CUSIP #
INVESTMENTS                               Class A Shares             251.555.777
A Member of                               Class B Shares             251.555.769
Deutsche Asset Management [LOGO]          Class C Shares             251.555.751

                                                                       811-08227

                                                                     SCUDDER
                                                                     INVESTMENTS


                             Class S Shares

Prospectus

--------------------------------------------------------------------------------
                             January 1, 2003
--------------------------------------------------------------------------------

                             Scudder Japanese Equity Fund





Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------





Scudder Japanese Equity Fund --
Class S Shares
--------------------------------------------------------------------------------

How the Fund Works                            How to Invest in the Fund

 4  The Fund's Main Investment                17  How to Buy, Sell and Exchange
    Strategy                                      Class S Shares

 5  The Main Risks of Investing               19  Policies You Should Know
    in the Fund                                   About

 7  The Fund's Performance                    26  Understanding Distributions
    History                                       and Taxes

 9  How Much Investors Pay

10  Other Policies and Secondary
    Risks

12  Who Manages and Oversees
    the Fund

15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                   |  Class S

                                                   ticker symbol   |  FJESX

                                                   fund number     |  369

Scudder Japanese Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund.

Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:

Bottom-up research. The portfolio managers look for individual companies that they believe have effective management, strong competitive positioning, active research and development and sound balance sheets. The portfolio managers also evaluate fundamentals such as price-to-earnings ratios.


--------------------------------------------------------------------------------

OTHER INVESTMENTS Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See "Other Policies" for more information.)

Growth orientation. The portfolio managers prefer companies whose revenues or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

The portfolio managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a security when it reaches a target price, its fundamentals have changed, the portfolio managers believe other investments offer better opportunities or when adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o derivatives could produce disproportionate losses (see "Secondary Risks" for more information)

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Because Class S is a new class with no performance history prior to July 15, 2002, the bar chart and table below show actual historical performance of the fund's Class A shares. It is expected that the performance of the Class S shares will be substantially similar to the performance of the Class A shares, except to the extent that the classes have different fees and expenses, because the shares are invested in the same portfolio of securities. Class A shares are offered under a separate prospectus, which is available upon request.

The bar chart shows how performance for Class A has varied from year to year. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how performance for the fund's Class A shares compares with two broad-based market indexes (which, unlike the fund, do not have any fees, taxes or expenses).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class S. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund -- Class A Shares

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998          4.70
1999        169.29
2000        -34.50
2001        -24.60


2002 Total Return as of September 30: -2.92%
For the periods included in the bar chart:
Best Quarter: 33.98%, Q4 1999             Worst Quarter: -21.35%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                              1 Year          Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                        -28.74                 2.74
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        -31.92                -2.63
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                    -17.30                 1.10
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)**                   -29.40                -6.33
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for
fees, expenses or taxes)**                   -29.66                -6.99
--------------------------------------------------------------------------------

Index 1: The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange.

Index 2: The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The TOPIX replaces the MSCI Japan Index as the fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the fund's new Sub-Advisor.

*  Inception date for Class A was October 20, 1997.

** Index comparison begins on October 31, 1997.

How Much Investors Pay

The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less                  2.00%
than six months (% of amount redeemed)
--------------------------------------------------------------------------------

Annual Operating Expenses*
(expenses paid from fund assets)
--------------------------------------------------------------------------------
Management Fees                                                0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       None
--------------------------------------------------------------------------------
Other Expenses                                                 6.56%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                7.41%
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements                              6.26%
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses**                          1.15%
--------------------------------------------------------------------------------

* Information on the annual fund operating expenses reflects the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets. (See the section entitled "Who Manages and Oversees the Fund.")

** The advisor has contractually agreed to waive its fees and reimburse expenses of the fund and the Portfolio through December 31, 2003 to the extent necessary to maintain the fund's expense ratio at the level indicated as "Total net annual fund operating expenses (after fee waivers and expense reimbursements)."

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class S shares              $117         $1,619         $3,050         $6,336
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The Board of Directors of the Scudder Japanese Equity Fund cannot change the fund's goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to Scudder Japanese Equity Fund's policy of investing at least 80% of its assets in Japanese securities.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund's ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The fund is a "feeder fund" that invests substantially all of its assets in the Japanese Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Directors to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. ("DeAM" or the "advisor") is the Portfolio's advisor. The address for the advisor is 280 Park Avenue, New York, New York 10017. Prior to September 5, 2002, Investment Company Capital Corporation ("ICCC"), an affiliate of DeAM, was the Portfolio's advisor. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ("DFM"), was the Portfolio's advisor. Under the supervision of the Board of Directors, the advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. DeAM provides the same services that ICCC provided to the Portfolio and is entitled to receive the same rate of compensation that ICCC received. DeAM is also the investment advisor to other mutual funds in the Scudder Investments family of funds. As of June 30, 2002, funds managed by DeAM totaled approximately $93 billion in net assets.

Investment Sub-Advisor to the Portfolio. The advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 ("DeAMJ"). Prior to September 5, 2002, DWS International Portfolio Management GmbH ("DWS International"), an affiliate of the advisor and the Sub-Advisor, was the Portfolio's Sub-Advisor. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The advisor pays the Sub-Advisor a portion of this fee. The advisor has contractually agreed to waive its fee and reimburse expenses of the fund and the Portfolio in order to maintain the fund's total operating expenses (other than extraordinary expenses) at not more than 1.15% of average annual net assets of the Class S shares through December 31, 2003.

DeAM and DeAMJ are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The portfolio managers

The following people are responsible for the management of the fund. Mr. Kashiwazaki is the fund's Portfolio Manager. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Kashiwazaki. Mr. Kashiwazaki is responsible for the day-to-day management of the fund.

Kuniyuki Kashiwazaki                                Timothy Griffen
Vice President of Deutsche Asset                    Director of Deutsche Trust Bank and
Management and Portfolio Manager of                 Consultant to the Portfolio Manager
the fund.                                           of the fund.
 o   Joined Deutsche Asset Management                o   Joined Deutsche Asset Management
     in 2001.                                            in 1997, and Deutsche Trust Bank
 o   Over 12 years combined investment                   in 2002.
     experience in equities and bonds.               o   Over 11 years of investment
 o   Previously served as a Pan-European                 industry experience.
     equity fund manager and later a US              o   Previously served as a portfolio
     equity fund manager for Aozora Asset                manager responsible for investing
     Management (formerly known as NCB                   in Japan and Pacific Basin for
     Investment Management) for the four                 Draycott Partners for the six
     years prior to joining Deutsche Asset               years prior to joining Deutsche
     Management.                                         Asset Management.
 o   MBA, Stanford University, Chartered             o   MBA, University of South Carolina.
     Financial Analyst.

Sean Lenihan
Director of Deutsche Trust Bank and
Consultant to the Portfolio Manager of
the fund.
 o   Joined Deutsche Asset Management in
     2001, and Deutsche Trust Bank
     in 2002.
 o   Over 10 years of investment
     experience in Japanese equities.
 o   Previously served as a Japanese
     large cap equity analyst and later
     a Japanese small-medium cap fund
     manager/analyst for Schroder
     Investment Management (Japan) Ltd.
     for the seven years prior to
     joining Deutsche Trust Bank.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Japanese Equity Fund -- Class S Shares

--------------------------------------------------------------------------------
                                                                          2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 8.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (.54)
--------------------------------------------------------------------------------
  Total from investment operations                                        (.55)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 7.82
--------------------------------------------------------------------------------
Total Return (%)                                                         (6.57)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                    412
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions, including expenses of the
Japanese Equity Portfolio (%)                                             1.35*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions, including expenses of the
Japanese Equity Portfolio (%)                                              .17*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .44*
--------------------------------------------------------------------------------

^a For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.

^b   Based on average shares outstanding during the period.

*    Not annualized

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Class S shares.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

================================================================================
First investment                          Additional investments
================================================================================
$2,500 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, payroll deduction or
                                          direct deposit
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send an investment slip or short note
                                          that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "The Scudder Funds"

================================================================================
By wire


o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
                                            (minimum $50)
================================================================================
By phone

Not applicable                            o Call 1-800-SCUDDER for instructions
================================================================================
With an automatic investment plan

                                          o To set up regular investments from a
o Fill in the information on your           bank checking account, call
  application and include a voided check    1-800-SCUDDER (minimum $50)
================================================================================
Using QuickBuy

Not applicable                            o Call 1-800-SCUDDER

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664,
Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)
                                          over $100,000, can only be ordered in
$50 or more for exchanges between         writing; if you're in doubt, see page
existing accounts                         22
================================================================================
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan


Not applicable                            o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
================================================================================
Using QuickSell

Not applicable                            o Call 1-800-SCUDDER
================================================================================
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the sections on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent, and they have determined that it is in "good order," it will be processed at the next share price calculated.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell Class S shares of the fund is also the class' NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in an employer-sponsored retirement plan that is set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 and $250 for retirement accounts. In either case, we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

By international treaty, 15% of dividends and 10% of interest received by the fund is withheld for Japanese taxes. The amounts withheld are taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

The fund intends to pay dividends and distributions to its shareholders annually in November or December and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If more than 50% of the fund's total assets at the end of the fiscal year are invested in foreign securities, the fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the fund. The fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                                SEC
-----------------------------------------------------------------------------
PO Box 219669                                      Public Reference Section
Kansas City, MO 64121-9669                         Washington, D.C. 20549-0102
myScudder.com                                      www.sec.gov
1-800-SCUDDER                                      1-202-942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel  1-800-621-1048

SCUDDER
INVESTMENTS
                                          Japanese Equity Fund -- Class S Shares
                                          CUSIP# 251555611
A Member of                               811-08227
Deutsche Asset Management [LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                         DEUTSCHE INVESTORS FUNDS, INC.
                     (formerly, Flag Investors Funds, Inc.)

                            GLOBAL BIOTECHNOLOGY FUND



                                One South Street
                            Baltimore, Maryland 21202







          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
  IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. A COPY OF THE PROSPECTUS
    MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER
       SERVICE AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 730-1313.








            Statement of Additional Information Dated January 1, 2003
                relating to Prospectus Dated January 1, 2003 for:

                Global Biotechnology Fund Class A, B and C Shares

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

GENERAL INFORMATION AND HISTORY...................................................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................1

INVESTMENT OBJECTIVE AND POLICIES................................................................................29

PORTFOLIO TURNOVER...............................................................................................31

WHAT DO SHARES COST?.............................................................................................32
     Advisor and Sub-Advisor.....................................................................................33
     Administrator...............................................................................................35

DIRECTORS AND OFFICERS...........................................................................................36

DISTRIBUTION AND SERVICES PLANS..................................................................................46

PURCHASE AND REDEMPTION OF SHARES................................................................................47

ACCOUNT AND SHARE INFORMATION....................................................................................57

TAX INFORMATION..................................................................................................58
     Brokerage Transactions......................................................................................67
     Custodian, Transfer Agent and Accounting Services...........................................................68
     Independent Accountants.....................................................................................69

FINANCIAL STATEMENTS.............................................................................................71

APPENDIX A......................................................................................................A-1

APPENDIX B......................................................................................................B-1

                         GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the "Corporation") is an open-end management investment company with diversified and non-diversified series. Under the rules and regulations of the Securities and Exchange Commission ("SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation is currently comprised of three funds. This Statement of Additional Information describes the Class A, Class B and Class C Shares (collectively, the "Shares") for the Global
Biotechnology Fund (the "Fund"). The Fund is a non-diversified open-end management investment company.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Corporation and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation on behalf of the Fund, filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act"). The Corporation currently offers three funds.

                        INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Policies

The Global Biotechnology Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor (together, the "Advisors") give priority to seeking the Fund's objective, they cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve its goal by investing at least 80% of its assets in equity or equity-related securities of biotechnology companies. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a "buy and hold" investment strategy.

While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may, from time to time, also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Securities in which the Fund Invests

Following is a table that indicates  which types of securities are a:

o  P =  PRINCIPAL  investment  of the  Fund;
o  A =  ACCEPTABLE  (but not  principal) investment of the Fund; or
o  N =  NOT AN ACCEPTABLE investment of the Fund.

----------------------------------------------------------------- ---------------------------
                                                                  Global Biotechnology Fund
----------------------------------------------------------------- ---------------------------
Equity Securities
----------------------------------------------------------------- ---------------------------
     Common Stocks                                                            P
----------------------------------------------------------------- ---------------------------
     Initial Public Offerings (IPOs)                                          A
----------------------------------------------------------------- ---------------------------
     Preferred Stocks                                                         P
----------------------------------------------------------------- ---------------------------
     Convertible Securities                                                   A
----------------------------------------------------------------- ---------------------------
     Private Equity                                                           A
----------------------------------------------------------------- ---------------------------
     Stock Baskets                                                            A
----------------------------------------------------------------- ---------------------------
     Warrants or Rights                                                       A
----------------------------------------------------------------- ---------------------------
Fixed Income Securities
----------------------------------------------------------------- ---------------------------
     Treasury Securities                                                      A
----------------------------------------------------------------- ---------------------------
     Agency Securities                                                        A
----------------------------------------------------------------- ---------------------------
     Corporate Debt Securities                                                A
----------------------------------------------------------------- ---------------------------
     Demand Instruments                                                       A
----------------------------------------------------------------- ---------------------------
     Insurance Contracts                                                      A
----------------------------------------------------------------- ---------------------------
     Zero Coupon Securities                                                   A
----------------------------------------------------------------- ---------------------------
     Variable Rate Securities                                                 A
----------------------------------------------------------------- ---------------------------
Short-Term Instruments
----------------------------------------------------------------- ---------------------------
                                                                               A
Short-Term Obligations of Sovereign Governments
----------------------------------------------------------------- ---------------------------
     Short-Term Debt Securities                                               A
----------------------------------------------------------------- ---------------------------
         Commercial Paper                                                     A
----------------------------------------------------------------- ---------------------------
         Bank Obligations                                                     A
----------------------------------------------------------------- ---------------------------
Foreign Securities
     Direct Investments                                                       A
----------------------------------------------------------------- ---------------------------
     American Depositary Receipts                                             P
----------------------------------------------------------------- ---------------------------
     Global Depository Receipts                                               P
----------------------------------------------------------------- ---------------------------
Derivative Securities
----------------------------------------------------------------- ---------------------------
     Options                                                                  A
----------------------------------------------------------------- ---------------------------
     Options on securities indices                                            A
----------------------------------------------------------------- ---------------------------
     Options on foreign securities indices                                    A
----------------------------------------------------------------- ---------------------------
     Foreign currency forward contracts                                       A
----------------------------------------------------------------- ---------------------------
     Futures contracts                                                        A
----------------------------------------------------------------- ---------------------------
     Futures contracts on securities indices                                  A
----------------------------------------------------------------- ---------------------------
     Warrants of futures contracts                                            A
----------------------------------------------------------------- ---------------------------
     Options on futures contracts                                             A
----------------------------------------------------------------- ---------------------------
     Options on Foreign Currencies                                            A
----------------------------------------------------------------- ---------------------------
Special Transactions
----------------------------------------------------------------- ---------------------------
     Borrowing                                                                A
----------------------------------------------------------------- ---------------------------
     Repurchase Agreements                                                    A
----------------------------------------------------------------- ---------------------------
     Reverse Repurchase Agreements                                            A
----------------------------------------------------------------- ---------------------------
     When-Issued or Delayed Delivery Transactions                             A
----------------------------------------------------------------- ---------------------------
     Securities Lending                                                       A
----------------------------------------------------------------- ---------------------------
     Currency Hedges                                                          A
----------------------------------------------------------------- ---------------------------
Investing in Securities of Other Investment Companies
----------------------------------------------------------------- ---------------------------
     Exchange Traded Funds (ETFs)                                             A
----------------------------------------------------------------- ---------------------------

Equity Securities

The Fund may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the Shares of the Fund, and thus the value of your investment. Smaller companies are more sensitive to these factors than larger companies.

         Warrants

         The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation than fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock in to which it is convertible. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Initial Public Offerings ("IPOs")

         The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

         Stock Baskets

         The Fund may invest in stock baskets. A stock basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an investment/trading strategy which exploits divergence between actual and theoretical futures prices) or a hedging program.

         Private Equity

         Private Equity is equity capital that is made available to companies or investors but not quoted on a stock market. The funds raised through private equity can be used to develop new products and technologies, to expand working capital, to make acquisitions, or to strengthen a company's balance sheet.

         Exchange Traded Funds

         The Fund may be invested in shares of Exchange Traded Funds (ETFs). ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities do not pay current interest, but are purchased at a discount from their face values. The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations or be of comparable quality to securities having such ratings, as determined by the Advisors.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund's investments in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund's investments may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund, impacting the continuous sale of its shares, will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund.

In periods of rising interest rates, the opposite can be true. The net asset value of the Fund, while investing in fixed income securities, can generally be expected to change as general levels of interest rates fluctuate.

         Fixed Income Security Risk

         Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in fixed income securities prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (Fannie Mae), the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         Variable rate securities are long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         The Fund may accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See the section entitled "State and Local Taxes."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. In addition, when in the opinion of the Advisors, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in short-term instruments. Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However certificates of deposit from the same credit institution may not account for more than 10% of the Fund's total assets.

         Commercial Paper
         The Fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical ratings organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Advisors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Derivative Securities

The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The Fund may use derivatives for hedging or risk management purposes, not for speculation. There is a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will seek to limit the leverage created by its use of derivatives for investment purposes by segregating sufficient assets as collateral for coverage of such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be viewed as a suitable investment for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options, futures and forwards can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judge price trends incorrectly, options, futures and forwards strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options, futures and forwards positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options, futures and forwards traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are applicable investments of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marking to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allow investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         All options on securities purchased or sold by the Fund will be traded on a securities exchange. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

         The Fund may write (sell) covered call and put options, up to 20% of the net assets of the Fund, on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

         When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

         The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund may not invest more than 25% of its total assets in purchased protective put options.

         The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed 20% of its net assets. Options on securities may be purchased or written
         (sold) to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased or written (sold) by the Fund, do not exceed 10% of its net assets. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of its net assets. When an option transaction is offset by a back-to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         The staff of the SEC has taken the position that, in general, purchased OTC options are illiquid securities.

         As discussed above in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed above in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code, as amended (the "Code") for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices and baskets of foreign securities.

         The Fund may, to the extent allowed by federal securities laws, invest in 1) securities indices instead of investing directly in individual non-US securities and 2) OTC options on baskets of securities instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging or risk management purposes.

         Futures Contracts and Options on Futures Contracts

         The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write
         (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage their exposure to changing interest rates, securities prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, and each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different value from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract may be much greater than the amount of the Fund's initial margin deposit.

         The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities held by the Fund to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could seek to accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities held by the Fund), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail other significant risks. Although the Advisors believe that use of such contracts will benefit the Fund, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisors believe, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for hedging or non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Warrants on Futures Contracts

         The Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Fund's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Fund may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that the Fund will not be considered a "commodity pool" for purposes of CFTC rules, the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Fund's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         Asset Coverage for Futures Contracts and Options Positions

         The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Securities of Non-U.S. Issuers

The Fund may invest in securities of non-US issuers directly or in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, ADRs and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund consider an issuer to be based in a country if:

o        it is headquartered in the country; or

o        it has primary operations in the country.

         Investments in American and Global Depository Receipts

         The Fund may invest in non-US securities in the form of ADRs or GDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and GDRs, in bearer form, are designed for use in European and international securities markets. An ADR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

         Region and Country Investing

         The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

         In connection with the Fund's investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. There can be no guarantee that any currency management strategies will be successful and they could result in losses that are not otherwise offset by gains in the Fund's portfolio securities.

         Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Currency hedging may be important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchanges are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges may limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also may limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be affected.

         Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         Options on Foreign Currencies

         The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund may not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

         The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Fund does not currently intend to engage in foreign currency transactions as an investment strategy. However, as discussed above, the Fund may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing or anticipated investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities (i.e., segregate them by earmarking them) to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is otherwise covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on a variety of factors including the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts," there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as regulated investment companies for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         Investment in securities of foreign issuers involves different and additional investment risks than those affecting securities of US domestic issuers.

         The value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Fund's investments in foreign securities involve foreign currencies, the value of the Fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. As discussed above, the Fund may engage in certain currency management strategies to hedge currency risks, though there can be no guarantee that these strategies will be successful.

         Certain of the risks associated with foreign investments are heightened for investments in certain Asian countries. In some cases, political uncertainty in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Fund is invested.

         Emerging Markets

         An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization.

         Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and
         (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

         The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent years. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In the past, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Some markets have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Currency

         The Advisors attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, this type of diversification will not protect the Fund against a general increase in the value of the US dollar relative to other currencies.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a future, option or warrant position depends on a liquid secondary market.

         As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

         Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Other Investments and Investment Practices

         When-Issued and Delayed Delivery Securities

         The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

         At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Repurchase Agreements

         Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that the assets of the Fund are invested in the agreement. The rate is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreement together with any other illiquid securities.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one- third (i.e., 33 1/3%) of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

         Lending of Portfolio Securities

         The Fund may lend portfolio securities to borrowers that the securities lending agent deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

         The Fund will reinvest cash collateral in securities that qualify as an acceptable investment. However, the Fund may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to the Fund and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of the Fund are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Fund will not lend its securities to any officer, Director, employee or other affiliate of the Corporation, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Fund may lend its portfolio securities up to one-third of the value of its total assets.

         The Fund may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Fund's account to the same borrower does not exceed 10% of total net assets of the Fund.

         Investment Ratings

         The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization or be of comparable quality to securities having such ratings. The Advisors determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical ratings organization. For example, Standard and Poor's assigns ratings to investment grade securities (AAA, AA, A, and
         BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

         Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisors wish to extend maturities in its fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, they might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

                        INVESTMENT OBJECTIVE AND POLICIES

Unless specified to the contrary, the Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities." The vote of a majority of the outstanding securities of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

Under normal circumstances, the Fund will invest in at least 3 countries, including the US. The Fund invests primarily in equity and equity-related securities of companies located in the US and abroad and operating in the biotechnology industry.

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of the Fund and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in non-biotechnology companies. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities, as defined by the SEC. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

8. Up to 5% of the total assets of the Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10. Invest more than 10% of its net assets in unlisted securities and Notes;

Up to a total of 10% of the net assets of the Fund may be invested in:

(a) securities that are consistent with the Fund's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:

         o the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

         o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

         o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

         o other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

         o companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Fund with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

                               PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

For the fiscal years ended August 31, 2001 and August 31, 2002, the Fund's portfolio turnover rate was 53% and 91%, respectively.

                              WHAT DO SHARES COST?

Market Values

The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, the Fund would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

Securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary US business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Fund Shares may be significantly affected on days when shareholders do not have access to the Fund.

The Fund's net asset value per share fluctuates. The net asset value per share of each class is determined by adding the interest of such class of shares in the market value of the Fund's total assets , subtracting the interest of such class of shares in the liabilities of the Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in the Fund are determined on the basis of their market value or where market quotations are not available or are unreliable, in accordance with procedures established by and under the general supervision of the Directors, although the actual calculation may be done by others.

Market values of portfolio securities are determined as follows:

The fixed income portion of the Fund and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that the Fund reasonably believes reflect fair value and that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Fund's independent pricing service, or the Advisors deem them to be unreliable, such securities are priced in accordance with procedures established by and under the general supervision of the Directors although the actual calculation may be done by others, when this is appropriate. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the exchange generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued.

The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value, as deemed appropriate under the circumstances or independent pricing service quotations.

Advisor and Sub-Advisor

ICCC is the investment advisor. ICCC also serves as investment advisor to other funds in the Deutsche Asset Management family of funds. DWS is the investment sub-advisor. The Advisor and Sub-Advisor are indirect wholly owned subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $850 billion and 82,000 employees as of December 2002, Deutsche Bank AG is one of the world's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Fund.

DWS International Portfolio Management GmbH ("DWS International"), the Fund's sub-advisor, is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ("DeAM Europe"). DWS Investment GmbH ("DWS Investment") is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Fund are also portfolio managers for DWS Investment. DeAM Europe and its subsidiaries are known in the financial market as "DWS Group", an Investment Group of Deutsche Bank.

Other DWS Group entities include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DWS Group employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management. DWS Group serves as manager and/or investment advisor to more than 200 mutual funds.

DWS Group was founded in 1956. It is one of the largest fund managers in Europe and the largest mutual fund company in Germany, holding a 26% share of the German mutual fund market based on assets under management as of December 2002. DWS Group manages more than $99 billion in assets for more than 3 million investors from around the world (as of September 30, 2002). DWS Group's current senior management team has been in place since 1984 and consists of veteran investment professionals who have managed mutual funds through both bear and bull markets.

DWS Group manages mutual funds that invest in virtually all types of securities, including equities, bonds, money markets and industry sectors. DWS Group has earned a reputation in Europe as an "innovative" mutual fund company because of its introduction of mutual funds that invest in nontraditional sectors (e.g., VentureCap Basket 25+ or New Energies Basket 25+) or seek tax-optimization, among other things. DWS Group is the first mutual fund company in either Europe or the United States to list actively managed funds -- often referred to as "exchange traded funds" -- on a stock exchange.

DWS Group is part of an extensive global network of investment management-related businesses comprising Deutsche Bank's asset management and mutual funds organization. DWS Group makes use of Deutsche Bank's global investment network and global resources, including a dedicated team of sector and regional investment managers, specialists and analysts. Many of these investment managers bring to their jobs a unique blend of traditional investment management experience combined with practical, on-the-job industry experience in the industries in which they invest.

Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having US operations, such as Deutsche
Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.

Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to DWS, provided that ICCC continues to supervise the performance of DWS and report thereon to the Corporation's Board of Directors. Any investment program undertaken by ICCC or DWS will at all times be subject to policies and control of the Corporation's Board of Directors. Neither ICCC nor DWS shall be liable to the Fund or its shareholders for any act or omission by ICCC or DWS or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and DWS to the Fund are not exclusive and ICCC and DWS are free to render similar services to others.

As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows:

                                         Global Biotechnology Fund
            Average Daily Net Assets     -------------------------          Fee
            ------------------------                                        ---

               First $250 million                                          0.85%
                Next $250 million                                          0.80%
         Portion exceeding $500 million                                    0.75%

ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2002 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed 1.50% of the Class A Shares' average daily net assets, 2.25% of the Class B Shares' average daily net assets and 2.25% of the Class C Shares' average daily net assets.

As compensation for its services to the Fund, DWS is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of the Fund. From time to time, DWS may voluntarily waive a portion of its sub-advisory fees. For the fiscal year ended August 31, 2002, the advisory fees for the Fund amounted to $43,196, all of which was waived. In addition, under the agreement, the Advisor reimbursed additional expenses of $142,377 for the fiscal year ending August 31, 2002. For the fiscal year ended August 31, 2002, the sub-advisory fees aggregated $12,684. For the period March 30, 2001 (the Fund's inception) through August 31, 2001, the advisory fees for the Fund amounted to $20,036 and ICCC paid DWS sub-advisory fees of $11,815.

The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Corporation's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

Administrator

ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Corporation's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Corporation's Board of Directors; (d) supervise the operations of the Company's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time waive a portion of its administrative services fee.

For administrative services for the fiscal year ended August 31, 2002, the Fund paid the Administrator $7,622, all of which was waived. For administrative services for the period March 30, 2001 (the Fund's inception) through August 31, 2001, the Fund paid the Administrator $4,151.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Corporation's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

                             DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation

The overall business and affairs of the Fund are supervised by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

On August 16, 2002, the shareholders of the Fund approved the election of new Directors and executive officers. The following information is provided for each newly elected Director and Officer of the Fund. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Fund and the Corporation.

Non-Interested Directors

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the           67
2/3/47                     Board, Weirton Steel Corporation3 (April 1996 to present); Member of
Directors since 1998       the Board, Hollinger International, Inc.3 (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell
                           Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.3 International Advisory Council
                           (July 1996 to present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms
                           Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining3 (mining and exploration) (1998-February 2001), Archer
                           Daniels Midland Company3 (agribusiness operations) (October 1996-June
                           2001) and Anchor Gaming (gaming software and equipment) (March
                           1999-December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix            65
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (June 1989-May 1992), Coutts (USA) International (January 1992-March
                           2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                           1999); General Partner, Pemco (investment company) (June 1979-June
                           1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New          66
7/15/37                    York University (since 1964); Trustee, CREF (since 2000); Director,
Director since 2002        S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since
                           1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc.
                           (since 2000) (registered investment companies).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          65
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Director since 2002        1972); Director, Lauder Institute of International Management Studies
                           (since 2000); Co-Director, Wharton Financial Institutions Center (since
                           2000) and Vice Dean and Director, Wharton Undergraduate Division
                           (1995-2000).
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (1997 to present); Director, Soundview                 65
05/27/37                   Technology Group Inc. (investment banking) (July 1998 to present),
Director since 2000        Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                           (registered investment companies) (March 1998 to present). Formerly,
                           Director, Circon Corp.3 (medical instruments) (November 1998-January
                           1999); President and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                           (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated
                           (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since        65
01/31/33                   1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Director since 2002        (since 1985) and Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts               65
4/10/51                    (charitable foundation) (1994 to present). Formerly, Executive
Director since 2000        Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family
                           of Funds (registered investment companies) (1997-1999) and Director and
                           Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (Economic and Financial                  65
10/11/35                   Consulting) (since 1988). Formerly, Director, Financial Industry
Director since 2002        Consulting, Wolf & Company (consulting)(1987-1988); President, John
                           Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of
                           Treasury and Financial Services, John Hancock Mutual Life Insurance
                           Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation3                           65
09/03/46                   (telecommunications) (since 1989); Trustee of 22 open-end mutual funds
Director since 2002        managed by Sun Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982        68
1/29/40                    to present); Formerly, President and Trustee, Trust for Investment
Director since 1997        Managers (registered investment company) (1999 to 2002);President,
                           Investment Company Administration, L.L.C. (1992*-July 2001); President,
                           Treasurer and Director, First Fund Distributors, Inc. (1990-January
                           2002); Vice President, Professionally Managed Portfolios (1999-2002)
                           and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment company) (1994-1998).
                           * Inception date of the corporation which was the predecessor to the
                           L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Directors

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                  Number of Funds
Fund and Length of Time    Business Experience and Directorships                                   in the Fund
Served^1,^2                During the Past 5 Years                                                 Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale^4          Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche            203
7/17/45                    Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present);
Chairman and Director      Director and President, Investment Company Capital Corp. (registered
since 2000                 investment advisor) (1996 to present); Director, Deutsche Global Funds,
                           Ltd. (2000 to present), CABEI Fund (2000 to present), North American
                           Income Fund (2000 to present) (registered investment companies);
                           President, DB Hedge Strategies Fund LLC (June 2002 to present),
                           Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc.
                           (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served^1,^2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^5   Managing Director of Deutsche Asset Management, Inc., Vice President and Director of
8/30/58                    Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
President since 2002
---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^5           Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services
Vice President and         (1987-1992).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^5         Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant;
8/5/57                     Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex.
Treasurer since 2002       Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers &
                           Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002),
Secretary since 2002       Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                           Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche
9/14/60                    Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (law firm)
Assistant Secretary since  (1997-1999).
2002
---------------------------------------------------------------------------------------------------------------------
Amy M. Olmert              Director, Deutsche Asset Management (1999-present); Certified Public Accountant.
5/14/63                    Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.)
Assistant Secretary since  (1997-1999); Senior Manager and other positions, Coopers & Lybrand L.L.P (now
2002                       PricewaterhouseCoopers LLP) (1988-1997).
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)      Managing Director of Deutsche Asset Management (1997-present); formerly, Associate,
Assistant Secretary,       Dechert (law firm) (1989-1997).
2002-present
---------------------------------------------------------------------------------------------------------------------

^1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

^2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Deutsche Investors Funds, Inc. of which this fund is a series.

^3       A publicly  held  company  with  securities  registered  pursuant to Section 12 of the
         Securities Exchange Act of 1934.

^4       Mr. Hale is a Director  who is an  "interested  person"  within the meaning of Section
         2(a)(19)  of the 1940 Act.  Mr. Hale is Vice  President  of the Advisor and a Managing
         Director of Deutsche Asset  Management,  the US asset management unit of Deutsche Bank and its affiliates.

^5       Address: Two International Place, Boston, Massachusetts.

Ms. Olmert and Messrs. Glavin, Murphy, Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Ownership in the Fund

                                                                        Aggregate Dollar Range of
                                                                        Ownership as of December 31, 2001
                               Dollar Range of Beneficial Ownership     in all Funds Overseen by Director
Director                       in the Fund^1                            in the Fund Complex^2
--------                       -------------                            ---------------------

Independent Directors
Richard R. Burt                                                         Over $100,000
Joseph R. Hardiman                                                      Over $100,000
Louis E. Levy*                                                          Over $100,000
Eugene J. McDonald*                                                     Over $100,000
Rebecca W. Rimel                                                        Over $100,000
Carl W. Vogt*                                                           Over $100,000
Robert H. Wadsworth                                                     Over $100,000

Interested Directors
Richard T. Hale                                                         Over $100,000

Truman T. Semans*                                                       Over $100,000

*        Was a director until August 16, 2002.

^1 Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

^2       The   dollar   ranges   are:   None,    $1-$10,000,    $10,001-$50,000,
         $50,001-$100,000, over $100,000.

The following table shows the ownership of the new Directors elected on August 16, 2002 as of December 9, 2002.

                                                                          Aggregate Dollar Range of Ownership as
                                                                          of December 9, 2002 in all Funds
                                        Dollar Range of Beneficial        Overseen or by Director in the Family of
Director                                Ownership in the Fund^1            Investment Companies
--------                                ---------------------             --------------------

Independent Directors
Richard R. Burt*                        1-$10,000                                   Over $100,000
S. Leland Dill                          None                                        Over $100,000
Martin J. Gruber                        None                                        $10,001-$50,000
Joseph R. Hardiman*                     None                                        Over $100,000
Richard J. Herring                      None                                        Over $100,000
Graham E. Jones                         None                                        Over $100,000
Rebecca W. Rimel*                       None                                        Over $100,000
Philip Saunders, Jr.                    None                                        $50,001-100,000
William N. Searcy                       None                                        $10,001-$50,000
Robert H. Wadsworth*                    $10,001-$50,000                             Over $100,000

Interested Director
Richard T. Hale                         None                                        Over $100,000

* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^1 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from a Fund or the Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of December 9, 2002, the Corporation's Directors and Officers as a group owned less than 1% of the Fund's outstanding Class A, Class B, and Class C Shares.

To the best of the Fund's knowledge, as of December 2, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of December 9, 2002, 450,000 shares in the aggregate, or 90.36% of the outstanding shares of Scudder Global Biotechnology Fund, Class A were held in the name of DWS Investment, Grueneburgweg, 113-115, Frankfurt, Germany who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 25,000 shares in the aggregate, or 55.36% of the outstanding shares of Scudder Global Biotechnology Fund, Class B were held in the name of DWS Investment, Grueneburgweg, 113-115, Frankfurt, Germany who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 2,321 shares in the aggregate, or 5.13% of the outstanding shares of Scudder Global Biotechnology Fund, Class B were held in the name of Deutsche Bank Securities, for the benefit of Rosemary and Paul Gagnon. P.O. Box 1346, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 25,000 shares in the aggregate, or 70.34% of the outstanding shares of Scudder Global Biotechnology Fund, Class C were held in the name of DWS Investment, Grueneburgweg, 113-115, Frankfurt, Germany who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 5,379 shares in the aggregate, or 15.13% of the outstanding shares of Scudder Global Biotechnology Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Director          to Director        Company      Title of Class        Basis        Aggregate Basis
--------------------          -----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
Joseph R. Hardiman                                None
Louis E. Levy*                                    None
Eugene J. McDonald*                               None
Rebecca W. Rimel                                  None
Carl W. Vogt*                                     None
Robert H. Wadsworth                               None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Richard Herring                                   None
Graham E. Jones                                   None
Philip Saunders, Jr.                              None
William N. Searcy                                 None

*        No longer a director as of August 16, 2002.

Board Committees. The current Board of Directors was elected on August 16, 2002. The Fund's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and the remaining Independent Directors. During the fiscal year ended August 31, 2002, the Audit Committee met four times.

Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Fund (as defined in the Investment Company Act) (an "`Independent Director"') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows the aggregate compensation payable to each Director/Trustee by the Corporation, the Portfolios Trust and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2002.

                                                                                                  Total Compensation
                                                              Aggregate           Pension or       Payable from the
                                                             Compensation         Retirement         Corporation,
                                                           Payable from the    Benefits Accrued    Portfolios Trust
Name, Position with                                        Corporation and     as Part of Fund       and the Fund
Corporation and Portfolios Trust                           Portfolios Trust        Expenses             Complex
--------------------------------                           ----------------        --------             -------

Richard R. Burt, Director                                      $21.95                $0^2              $66,778^1

Joseph R. Hardiman, Director                                   $20.49                $0^2              $66,778^1

Rebecca W. Rimel, Director                                     $21.95                $0^2              $66,778^1

Robert H. Wadsworth, Director                                  $21.95                $0^2              $66,778^1

                                                                                                  Total Compensation
                                                              Aggregate           Pension or       Payable from the
                                                             Compensation         Retirement         Corporation,
                                                           Payable from the    Benefits Accrued    Portfolios Trust
Name, Position with                                        Corporation and     as Part of Fund       and the Fund
Corporation and Portfolios Trust                           Portfolios Trust        Expenses             Complex
--------------------------------                           ----------------        --------             -------

S. Leland Dill, Director^3                                     $5.79                 N/A               $70,111

Martin J. Gruber, Director^3                                   $5.58                 N/A               $70,111

Richard J. Herring, Director^3                                 $5.58                 N/A               $70,111

Graham E. Jones, Director^3                                    $5.58                 N/A               $45,833

Philip Saunders, Jr., Director^3                               $5.58                 N/A               $70,111

William N. Searcy, Director^3                                  $5.58                 N/A               $48,833

^1       Of amounts  payable to Ms. Rimel and Messrs.  Burt,  Hardiman and  Wadsworth  $64,626,
         $51,072, $47,260 and $51,072 was deferred pursuant to a deferred compensation plan.

^2 Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors as described below. The actuarially computed pension expense for the Fund for the fiscal year ended August 31, 2002 was $0.

^3       Elected  Director of the Fund effective  August 16,  2002;  compensation as a Director is from August 16, 2002 until August 31, 2002

Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, have adopted a Retirement Plan for
Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 are as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 year.

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service      Chairmen of Audit and Executive Committees                                 Other Participants
----------------      ------------------------------------------                                 ------------------

6 years                                                    $4,900                                         $3,900

7 years                                                    $9,800                                         $7,800

8 years                                                   $14,700                                        $11,700

9 years                                                   $19,600                                        $15,600

10 years or more                                          $24,500                                        $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

                         DISTRIBUTION AND SERVICES PLANS

Under a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan). Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund represented by Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares' and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made on Shares under the Distribution Plan.

In addition, the Fund may enter into a Service Plan. Under the Service Plan, the Fund pays ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

As compensation for providing distribution and shareholder services to the Global Biotechnology Fund, Global Financial Services Fund and Global Technology Fund (collectively, the "Funds"), the Funds' distributor received fees in the following amounts:

                                                      Fiscal Year Ended                  Fiscal Year Ended
Fee                                                    August 31, 2001*                    August 31, 2002
---                                                    ---------------                     ---------------

12b-1 Fee                                                     $7,122                            $15,961
Shareholder Servicing Fee (Class B Shares)                      $338                               $929
Shareholder Servicing Fee (Class C Shares)                      $287                               $699

*        These  figures are for the period March 30, 2001 (the Funds'  inception date) to August 31, 2001.

For the fiscal year ended August 31, 2002, the amount the Distributor paid to firms for 12b-1 compensation amounted to $2,563, $224 and $483 for Class A, Class B and Class C shares, respectively. For the fiscal year ended August 31, 2002, the amount of the Distributor paid to affiliated firms in 12b-1 compensation amounted to $10, $0 and $0 for Class A, Class B and Class C shares, respectively.

The Distributor received commissions on the sale of the Funds' Class A Shares and contingent deferred sales charges on the Funds' Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                                          For Fiscal Year Ended               For Fiscal Year Ended
                                                            August 31, 2001*                     August 31, 2002
Class                                                 Received             Retained          Received      Retained
-----                                                 --------             --------          --------      --------
Class A Commissions                                  $13,221.75               $0             $1,154           $0
Class B Contingent Deferred Sales Charge                     $0               $0              $650            $0
Class C Contingent Deferred Sales Charge                     $0               $0               $48            $0

                                                 Distribution & Shareholder       Marketing
Fund                                FYE           Servicing Fees Received      Reimbursements       Total Income
-----                               ---           -----------------------      --------------       ------------

Global Biotechnology Fund          31-Aug           $17,117.00                    $765.00            $17,882.00

                                                           Distribution &                     Paid to
                             Distribution & Shareholder      Shareholder                        PB
                                  Servicing Paid to       Servicing Paid to                   Private                  Total
Fund                              Sub-Distributors            DBAB Reps          Marketing     Bank      Printing     Expense
----                              ----------------            ---------          ---------     ----      --------     -------

Global Biotechnology Fund            $12,603.00                 $1.00               --           --      $8,812.00    $21,416.00

Redemption

                        PURCHASE AND REDEMPTION OF SHARES

Effective August 19, 2002, Scudder Distributors, Inc. ("SDI") will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the Fund are distributed by SDI. The Fund offers three classes of shares, Class A, B and C. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectus. The following supplements that information.

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, ICCC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)                Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
                                                                            As a
                                       As a                            Percentage of                           As a
Amount of                          Percentage of    Amount of Shares     Net Asset        Amount of       Percentage of
Shares Sold                       Net Asset Value         Sold             Value         Shares Sold     Net Asset Value
-----------                       ---------------         ----             -----         -----------     ---------------

$1 million to $5 million               1.00%        Under $15 million      0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million         0.50%               --               --               --                --

Over $50 million                       0.25%               --               --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------

                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ---------------         --------------

Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                 ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

     (g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements;

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount." Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions  by   employer-sponsored   employee  benefit  plans  using  the
     subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(a) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities in accordance with applicable regulatory requirements. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                          ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund shall have equal rights with each other share of the Fund with respect to the assets of the Corporation pertaining to the Fund. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a certain class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectus). Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Shareholders owning 25% or more of outstanding Shares may be deemed to have control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Fund is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Fund.

The Fund is organized as series of an open-end investment company and is organized as a Maryland corporation. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, the Fund may be reorganized into a master-feeder structure. The Fund would then become a "feeder fund" investing all of its assets in a corresponding "Master Portfolio." Should the Directors approve the reorganization, the Fund and its Master Portfolio would have the same investment objective.

                                 TAX INFORMATION

Dividend Reinvestment Plan

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of dividends and to distribute net realized capital gains at least annually.

Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

Federal Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult with their tax advisor regarding the federal, state, local and foreign tax consequences of investing in Fund Shares.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more  than 25% of the  value of its total  assets  is  invested  in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or net capital gains it distributes to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Fund Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in a corporation's adjusted current earnings when calculating alternative minimum taxable income.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares

The sale or exchange of Shares is generally a taxable event for the shareholder. Generally, if you hold your Shares as a capital asset, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

Non-US investors in the Fund may be subject to US withholding and estate tax and are encouraged to consult with their tax advisor prior to investing in the Fund.

Foreign Investments

If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

If the Fund invests in futures contracts, options, and certain other complex investments (including the stock of certain foreign corporations that may constitute Passive Foreign Investment Companies (PFIC)), the Fund may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character or amount of the Fund's net income. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, it intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State and Local Taxes

Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in the Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in the Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares and will be added to the tax basis of such shares.

Codes of Ethics

The Board of Directors of the Corporation has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the Advisors' Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Corporation's Code contains reporting requirements applicable to Independent Directors of the Corporation. Investment Company Capital Corporation ("ICCC") has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to invest in securities that may be purchased or held by the Corporation for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

DWS has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS's Code permits access persons to trade securities that may be purchased or held by the Fund but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

The Codes of the Corporation, the Advisor and Sub-Advisor are on public file with, and are available from the SEC.

Brokerage Transactions

DWS is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between DWS and the broker-dealers. DWS may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its advisory affiliates and ICC Distributors.

In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security (although sometimes they may include commission-like charges). Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal, except as may be permitted by law.

If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

DWS's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, DWS may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services, including brokerage services, which are deemed by DWS to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers also may be useful to DWS with clients other than the Fund. Similarly, any research services received by DWS through placement of portfolio transactions of other clients may be of value to DWS in fulfilling its obligations to the Fund. Although DWS's policies and procedures may not produce mathematical precision in the allocation of the costs of these services with respect to individual purchases and sales of securities to each account, its policies are reasonably intended to produce fairness over time such that each account will bear its proportionate share of costs to pay for such brokerage or research services and benefits, consistent with DWS's duty to seek best execution and best price obtainable under the circumstances in light of DWS's overall responsibilities for all accounts under its management. In over-the-counter transactions, DWS generally will not pay any commission or other remuneration for research services. Subject to periodic review by the Corporation's Board of Directors, DWS is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and DWS to furnish reports and to maintain records in connection with such reviews.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year.

During the fiscal year ended August 31, 2001, DWS did not engage in directed transactions and paid no commissions because of research services. For the fiscal year ended August 31, 2002, the Fund paid $13,446 in brokerage commissions of which 100%, $13,446, the Fund paid to Brokers for research services. For the fiscal year ended August 31, 2002, $7,079, 856 of transactions was allocated for research services.

Capital Stock

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently offers three series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Global Biotechnology Fund Class A, B and C Shares. In the event separate series or classes are established, all Shares of the Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

Custodian, Transfer Agent and Accounting Services

Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's assets. For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, IBT Co. was paid $27,695 as compensation for providing services to the Fund. For the fiscal year ended August 31, 2002, the Fund paid $66,561 to IBT Co. for its services. Foreign instruments purchased by the Fund are held by various sub-custodial arrangements employed by IBT Co. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.66 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the period from March 30, 2001 (the Fund's inception date) through August 31, 2001, such fees totaled $22,671 for the Fund. For the fiscal year ended August 31, 2002, the Fund aggregated $18,997 in transfer agency charges..

ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

                                                       Incremental
                                                       Annual
              Average Daily Net Assets                 Accounting Fee
              ------------------------                 --------------

              0 - $10,000,000                          $25,000 (fixed fee)
              $10,000,000 - $25,000,000                0.080%
              $25,000,000 - $50,000,000                0.060%
              $50,000,000 - $75,000,000                0.040%
              $75,000,000 - $100,000,000               0.035%
              $100,000,000 - $500,000,000              0.017%
              $500,000,000 - $1,000,000,000            0.006%
              over $1,000,000,000                      0.002%

For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, ICCC received accounting fees of $5,893 from the Fund. For the fiscal year ended August 31, 2002, ICCC received accounting fees of $26,365 all of which was waived, from the Fund.

In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

Semi-Annual Reports and Annual Reports

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

Independent Accountants

PricewaterhouseCoopers   LLP  ,  160  Federal  Street,   Boston,   Massachusetts
02110serves as independent accountants to the Corporation.

Legal Matters

Willkie Farr & Gallagher, New York, New York, serves as counsel to the Corporation.

Performance Information

For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                                P(1 + T)^n = ERV

Where:

        P            =        a hypothetical initial payment of $1,000
        T            =        average annual total return
        n            =        number of years (1, 5 or 10)
        ERV          =        ending redeemable value at the end of the 1-, 5-
                              or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.


        Average Annual Total Returns for the Period Ended August 31, 2002
                       (Adjusted for Maximum Sales Charge)

                                                      1 Year        Life Of Fund
                                                      ------        ------------

     Scudder Global Biotechnology Fund -- Class A       -43.24         -29.18
     Scudder Global Biotechnology Fund -- Class B*      -42.06         -29.18
     Scudder Global Biotechnology Fund -- Class C*       -7.09         -20.84

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Corporation's registration statement or the date the Fund began operations (or the later commencement of operations of a series or class).

The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 400 Mid-Cap Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal period ended August 31, 2002 are incorporated herein by reference to the Fund's Annual Report dated August 31, 2002, which has been filed with the SEC.

                                   APPENDIX A

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa -- Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations, (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1 -- A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- High quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH INC.

Long-Term Debt Rating Definitions

AAA -- Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+ -- Exceptionally Strong Credit Quality. Regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1 -- (Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- Other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2) -- Other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3) -- Other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                   APPENDIX B

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislava

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European Countries

Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janeiro

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto,
Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill,
Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Canada
Over-the-Counter Market

Japan
Over-the-Counter Market


South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States***

NASDAQ-System   Over-the-Counter  Market  (organized  markets  by  the  National
Association of Securities Dealers, Inc.)

                                    ADDRESSES

Global Biotechnology Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor
DWS International Portfolio Management
GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Distributor
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101

Administrator, Transfer Agent And
Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                 January 1, 2003

DEUTSCHE INVESTORS FUNDS, INC.

 Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund)--
                               Classes A, B and C


Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Scudder Japanese Equity Fund (the "Fund").

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in the Japanese Equity Portfolio, a series of the Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) (the "Portfolio"), a diversified open-end management investment company (or series thereof) having the same investment objective as the Fund.

The Fund's Classes A, B and C Prospectus, dated January 1, 2003 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal year ended August 31, 2002 (audited) are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated August 31, 2002 (audited). A copy of the Fund's Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

                       SCUDDER DISTRIBUTORS, INC. ("SDI")
                            222 South Riverside Plaza
                                Chicago, IL 60606
                            TOLL-FREE 1-800-621-1048

                                TABLE OF CONTENTS

                                                                         Page


GENERAL INFORMATION AND HISTORY.............................................1

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................1

INVESTMENT POLICIES.........................................................2

MANAGEMENT OF THE FUND.....................................................35
   Investment Sub-Advisor to the Portfolio.................................36
   Brokerage Transactions..................................................37
   Distribution and Services Plans.........................................38
   Transfer Agent and Dividend Disbursing Agent............................39
   Administrator...........................................................39
   Administrative Agent to the Portfolio...................................40
   Custodian and Fund Accountant...........................................40
   Independent Accountants.................................................41
   Legal Counsel...........................................................41

PERFORMANCE................................................................41

PURCHASE AND REDEMPTION OF SHARES..........................................48

NET ASSET VALUE............................................................57

TAX INFORMATION............................................................58

DIRECTORS AND OFFICERS.....................................................59

SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION....................68

FINANCIAL INFORMATION......................................................70

ADDITIONAL INFORMATION.....................................................70

                         GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the "Corporation"), is an open-end management investment company. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers two Funds.

Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 known as Deutsche Portfolios) ("Portfolios Trust") is an open-end, management investment company that is organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of two portfolios.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor"). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Portfolio's investment objective. The Portfolio's investment objective and the investment objective of the feeder Fund are the same. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Japanese Equity Portfolio is to seek high capital appreciation.

The Japanese Equity Portfolio seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the Portfolio will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities; that is, equity securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the Japanese Equity Portfolio's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Japanese Equity Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Advisors believe the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Japanese Equity Portfolio may invest in a broad range of fixed income securities of all maturities, however, the Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate
purposes,   including   the  payment  of
operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the Fund will not be pursuing its objective of high capital appreciation.

The Japanese Equity Portfolio purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Japanese Equity Portfolio to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

The Japanese Equity Portfolio may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Japanese Equity Portfolio's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the Japanese
Equity Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

                               INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing all of its assets in its corresponding Portfolio, which has the same investment objective as the Fund. The principal investment strategies of the Portfolio and the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. The Fund may withdraw its investments from its Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the Fund to do so. The investment characteristics of the Fund will correspond directly to those of the corresponding Portfolio. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Investment Objective and Policies

The investment objective and policies of the Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include its corresponding Fund unless the context requires otherwise.

The Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Portfolio has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the Japanese Equity Portfolios assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of the Fund's assets in its corresponding Portfolio, the Fund and its corresponding Portfolio may not:

1 Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions,
         (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets,
         (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

The Fund and its corresponding Portfolio may:

1. Invest up to 5% of the total assets of the Portfolio underlying the Fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2. Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

3. Not invest more than 10% of its net assets in unlisted securities and Notes;

4. Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

5.       Not  purchase  securities  on margin,  but a Portfolio  may obtain such
         short-term   credits  as  may  be  necessary   for  the   clearance  of
         transactions.

         Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

Securities in which the Portfolio Invests

Because the Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about the Fund and its acceptable investments also pertain to its corresponding Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

o P = PRINCIPAL investments of the Fund and its corresponding Portfolio; (bolded in chart)

o A = ACCEPTABLE (but not principal) investments of the Fund and its corresponding Portfolio

                                                             Type of Security
                                                             ----------------

        Equity Securities                                             P
           Common Stocks                                              P

                                                             Type of Security
                                                             ----------------

           Warrants                                                   A
           Preferred Stocks                                           A
           Convertible Securities                                     A
           Participation Certificates                                 A
           Real Estate Investment Trusts ("REITs")                    A
           Initial Public Offerings ("IPOs")                          A

        Fixed Income Securities                                       A
           Corporate Debt Securities                                  A
           US Government Securities                                   A
           Treasury Securities                                        A
           Agency Securities                                          A
           Variable Rate Securities                                   A
           Demand Instruments                                         A
           Insurance Contracts                                        A
           Zero Coupon Securities                                     A
           Deferred Interest Bonds                                    A

        Short-Term Instruments                                        A
           Commercial Paper                                           A
           Bank Instruments                                           A
           Repurchase Agreements                                      A
           Reverse Repurchase Agreements                              A

        Derivative Contracts                                          A
           Options on Securities                                      A
           Options on Securities Indices                              A
           Options on Foreign Securities Indices                      A
           Futures Contracts                                          A
           Futures Contracts on Securities Indices                    A
           Options on Futures Contracts                               A
           Warrants on Futures Contracts                              A
           Swap Agreements                                            A
           Interest Rate Swaps                                        A
           Caps and Floors                                            A
           Total Return Swaps                                         A

        Securities of Non-US Based Issuers                            P
           Foreign Government Debt Securities                         A
           Brady Bonds                                                A

        Other Investments
           To Be Announced Securities ("TBA")                         A
           Special Transactions                                       A
           When-Issued and Delayed Delivery Securities                A
           Securities Lending                                         A
           Borrowing                                                  A
           Interests in Other Limited Liability                       A
        Companies

Equity Securities

Under normal market conditions, the Portfolio underlying the Fund invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

         Warrants

         The Portfolio underlying the Fund may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Portfolio's investment advisor or sub-advisor (the "Advisor"). Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

         The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Participation Certificates

         Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; but, they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

         Real Estate Investment Trusts (REITS)

         REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

         Initial Public Offerings (IPOs)

         The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities

The  Portfolio  may invest in a broad range of domestic and foreign fixed income
(debt) securities. The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the Advisor.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true.

         Fixed Income Security Risk

         Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be treated as illiquid securities subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See the section entitled "Tax Information."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Under normal circumstances the Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

         Commercial Paper

         The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

         Bank Instruments

         The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by a Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         Repurchase Agreements

         Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve
         Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities

The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio underlying the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marker to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

         The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wish to acquire the securities at the exercise price.

         The Portfolio may terminate its obligation as writers of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios
         ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by the Portfolio will be traded on a securities exchange.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

         There is no limitation on the value of the options that may be purchased or written by the Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, does not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the
         Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC options on foreign stock indices.

         The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Futures Contracts and Options on Futures Contracts

         The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
         Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures Contracts

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         When the Portfolio underlying the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail significant risks. Although the Advisors believe that use of such contracts will benefit the Portfolio, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisors believe will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

         If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Portfolio may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold.

         Warrants on Futures Contracts

         The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Portfolio underlying the Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. In addition, in order to assure that the Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         Asset Coverage for Futures Contracts and Options Positions

         The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Swap Agreements

         The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

         The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

         Whether the use of swap agreements will be successful in furthering the Portfolio's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

         Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

         Interest Rate Swaps

         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         Caps and Floors

         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         Total Return Swaps

         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers

The Portfolio may invest in securities of non-US based issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and

IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolio considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country; or

o        the principal  trading market for its securities is in another country;
         or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

         Foreign Government Debt Securities

         The Portfolio may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

         Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.

         Brady Bonds

         The Portfolio may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

         US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

         The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

         Region and Country Investing

         The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

         Currency Exchange Transactions

         Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Portfolio's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction
         costs.   Because   transactions  in
         currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         Options on Foreign Currencies

         The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

         The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect closing purchase transactions with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

         The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or principally traded in foreign currencies. The Portfolio may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Portfolio. The Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts", there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         The Portfolio invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

         The value of the Portfolio's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Portfolio only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

         As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Shareholder Liability Risks

         The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Risk Management

         The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Portfolio in order to take advantage of an anticipated decline in interest rates, but do not wish to purchase the underlying long term securities, they might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

         To Be Announced Securities (TBAs) -- Purchase Commitments

         As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

         When-Issued and Delayed Delivery Securities

         The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

         At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Lending of Portfolio Securities -- Securities Lending

         The Portfolio may lend portfolio securities to borrowers that the Advisor deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

         The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Portfolio and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of the Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and
         (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolios Trust, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Portfolio may lend its portfolio securities up to one-third of the value of its total assets.

         The Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

         Borrowing

         The Portfolio may borrow money, in amounts not to exceed one-third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

         Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

         Interests in Other Limited Liability Companies

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

         Investment Ratings

         The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSRO or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

                             MANAGEMENT OF THE FUND

The Fund has not retained the services of an investment manager or advisor since it seeks to achieve its investment objectives by investing all of its investable assets in its corresponding Portfolio.

On September 5, 2002, the Board of Trustees of Portfolios Trust approved replacing Investment Company Capital Corporation ("ICCC") with Deutsche Asset Management, Inc. ("DeAM") as the investment advisor for the Portfolio. Shareholders of the Portfolio had approved this change. Effective September 5, 2002, DeAM is the advisor (manager) to the Portfolio.

DeAM is a registered investment advisor. The address for DeAM is 280 Park Avenue, New York, New York 10017. DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance. DeAM provides the same services that ICCC provided to each Portfolio and is entitled to receive the same rate of compensation that ICCC received. As of June 30, 2002, DeAM managed approximately $93 billion in assets.

For its services, DeAM is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid advisory fees of $47,938, $97,335 and $192,297, respectively.

DeAM, in its capacity as Advisor, has contractually agreed through December 31, 2003 to reduce its annual fees, if necessary, or to make payments to the Fund to the extent necessary, so that its annual expenses do not exceed 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets, 2.15% of the Class C Shares' average daily net assets and 1.15% of the Class S Shares' average daily net assets.

Subject to the overall supervision of the Portfolios Trust's Trustees, DeAM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the Management Agreement), DeAM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DeAM has delegated this responsibility to the Portfolio's Sub-Advisor. DeAM retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

Investment Sub-Advisor to the Portfolio

On behalf of the Portfolios Trust, DeAM has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited ("DeAMJ") for the Portfolio. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagatcho, Chiyoda-ku, Tokyo, Japan 100-6173. It is the Sub-Advisor's responsibility, under the overall supervision of DeAM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from DeAM. Prior to September 5, 2002 DWS International Portfolio Management GmBH ("DWS") acted as the sub-advisor to the Portfolio. For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid sub-advisory fees of $13,184, $12,024 and $21,369, respectively.

The Sub-Advisor shall not be liable to the Corporation, Portfolio Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Codes of Ethics

The Boards of Directors of the Corporation and ICCC have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's and ICCC's Codes of Ethics permit access persons, as this term is defined in the Code of Ethics, to trade securities that may be purchased or held by a Portfolio for its own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and ICCC's Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Corporation's and ICCC's Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements. The Codes are on file with and available from the SEC.

The Portfolio's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage Transactions

The Portfolios Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for a Portfolio and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.


The Sub-Advisor may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions. For the fiscal year ended August 31, 2002, the Fund paid $49,332 in brokerage commissions of which 100% the fund paid to Brokers for research services.




Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believe it is appropriate to do so in light of the investment objectives of the Fund and the Portfolio, without regard to the length of time a particular security may have been held The portfolio turnover rate for the fiscal years ended August 31, 2002, 2001 and 2000 were 188%, 119% and 120%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

Distribution and Services Plans

Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). In addition, Class B Shares and Class C Shares are subject to a service plan ("Service Plan").

Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales, services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, the Fund pays to SDI for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. SDI determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

                                                          For the Fiscal year ended August 31, 2002
                                                          12b-1 Fee                     Shareholder Services Fee
                                                          ---------                     ------------------------
                                                Class       Class         Class        Class         Class
Fund Name                                      A Shares     B Shares     C Shares      B Shares     C Shares
---------                                      --------     --------     --------      --------     --------

Scudder Japanese Equity Fund                    $1,271       $20,476       $1,493        $6,825        $498

Transfer Agent and Dividend Disbursing Agent

ICCC maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Portfolio pays ICCC up to $10.00 for open accounts per account per year; and $1.80 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal years ended August 31, 2002 and 2001, ICCC's fee was $10,763 and $56,095, respectively for the Fund. Prior to April 7, 2000, Federated Shareholder Services Company served as transfer agent and dividend disbursing agent for the Portfolio and operated under a similar fee structure. Pursuant to a services agreement with ICCC effective July 15, 2002, Scudder Service Corporation, an affiliate of the Advisor, will perform certain transactions and shareholder servicing functions.

Administrator

ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2002, 2001 and 2000, the Fund paid administrative fees of $11,121, $75,192 and $74,857, respectively.

Administrative Agent to the Portfolio Average Aggregate Daily Net Assets of the Portfolio ICCC serves as Administrative Agent to the Portfolio. * The Administrator, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and
(ix) maintains the investor register.

*        As of September 1, 2000.  Previously,  IBT Fund Services  (Canada) Inc.
         ("IBT") and Federated Services Company served as sub-administrators. On April 1, 2000, IBT and ICCC served as sub-administrators.

Under the Administrative Services Appendix to the Master Services Agreement the Portfolio pays ICCC an annual fee based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the Portfolio's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid administrative agent fees of $16,503, $50,000 and $49,583, respectively.

Custodian and Fund Accountant

Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's and the Portfolio's assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting services to the Fund and the Portfolio including: (i) calculation of the daily net asset value for the Fund and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Fund's and
Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

Maximum Custody and Accounting Fee*     Average Aggregate Daily Net Assets of the Portfolio
----------------------------------      ---------------------------------------------------

0.020 of 1%                                 on the first $200 million
0.015 of 1%                                 on the next $800 million
0.010 of 1%                                 on assets in excess of $1 billion

* The custodian fee received for each Portfolio shall be at least $40,000.

For the fiscal year ended August 31, 2002 and 2001, IBT Co. and IBT were paid $43,701 and $76,891 by the Portfolio as compensation for providing custody and accounting services:

Independent Accountants

PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Fund or Portfolio, as the case may be.

Legal Counsel

Morgan, Lewis & Bockius LLP serves as counsel to the Fund and the Portfolios Trust.

Front-End Sales Charge Reallowances (Class A Shares for the Fund)

The Distributor receives a front-end sales charge on certain share sales. The distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The distributor retains any portion not paid to an investment professional.

The Distributor received commissions on the sale of Scudder Japanese Equity Fund's Class A Shares and contingent deferred sales charges on Scudder Japanese Equity Fund's Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                               Fiscal Year Ended August 31,
                                              2002                      2001                         2000
                                              ----                      ----                         ----
Fund                                  Received     Retained     Received     Retained      Received       Retained
----                                  --------     --------     --------     --------      --------       --------

Scudder Japanese Equity Fund           $6,275          $0       $42,356           $0        $48,660             $0

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of shares.

                                   PERFORMANCE

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

                   Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV

Where:

        P             =    hypothetical initial payment of $1,000;
        T             =    average annual total return;
        n             =    period  covered  by  the  computation,  expressed  in
                           years;
        ERV           =    ending  redeemable  value  of a  hypothetical  $1,000
                           payment  made  at  the  beginning  of the  1-,  5- or
                           10-year  (or  other)   periods  at  the  end  of  the
                           applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

      Average Annual Total Returns for the Period Ended August 31, 2002

                                                         1 Year       Inception
                                                         ------       ---------

      Scudder Japanese Equity Fund -- Class A           -11.82%          2.15%
      Scudder Japanese Equity Fund -- Class B            -9.53%          8.03%
      Scudder Japanese Equity Fund -- Class C            -7.09%        -20.84%

  Average Annual Total Returns (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                                P (1 + T)n = ATVD

Where:

        P             =    hypothetical initial payment of $1,000;
        T             =    average   annual   total   return   (after  taxes  on
                           distributions);
        n             =    period  covered  by  the  computation,  expressed  in
                           years;
        ATVD          =    ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5- or  10-year  (or other)
                           periods  at  the  end of the  applicable  period  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                               P (1 + T)n = ATVDR
Where:

        P             =    hypothetical initial payment of $1,000;
        T             =    average   annual   total   return   (after  taxes  on
                           distributions and redemption);
        n             =    period  covered  by  the  computation,  expressed  in
                           years;
        ATVDR         =    ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5- or  10-year  (or other)
                           periods  at  the  end of the  applicable  period  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns (After Taxes on Distributions)".

The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                     Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV) - 1]
                                                -----
                                                  P

Where:

        P             =    hypothetical initial payment of $1,000;
        ERV           =    ending  redeemable  value  of a  hypothetical  $1,000
                           payment  made  at  the  beginning  of the  1-,  5- or
                           10-year  (or  other)   periods  at  the  end  of  the
                           applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Performance Comparisons

From time to time, the Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Fund may be obtained by calling 1-800-730-1313.

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and o information about the mutual fund industry from sources such as the Investment Company Institute.

General

The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Fund's Shares, including appropriate market indices or data from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

Information and Comparisons Relating to the Fund, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

Information regarding various aspects of the Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of the Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of the Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages. Information may be provided to investors regarding capital gain distributions by the Fund, including historical information relating to such distributions. Comparisons between the Fund and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, securities lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of the Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in the Fund's performance reporting. The performance of the Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock
Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the

Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to the Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term US Treasury bills, long-term US Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index.

Each index is an unmanaged index of common security prices, converted into US dollars where appropriate. Any index selected by the Fund for information purposes may not compute total return in the same manner as the Fund and may exclude, for example, dividends paid, as well as brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by the Fund on the total return for various composites of different funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for an individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of the Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements setting forth the Manager's views on certain trends and/or opportunities. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

                        PURCHASE AND REDEMPTION OF SHARES

Effective August 19, 2002, Scudder Distributors, Inc. ("SDI") serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the Fund are distributed by SDI. The Fund offers three classes of shares, Classes A, B and C. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's Prospectus. The following supplements that information.

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, ICCC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and
(iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)                Compensation Schedule #2(2)       Compensation Schedule #3(2)(3)
                                                                            As a
                                       As a                            Percentage of                           As a
Amount of                          Percentage of    Amount of Shares     Net Asset        Amount of       Percentage of
Shares Sold                       Net Asset Value         Sold             Value         Shares Sold     Net Asset Value
-----------                       ---------------         ----             -----         -----------     ---------------

$1 million to $5 million               1.00%        Under $15 million      0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million         0.50%               --               --               --                --

Over $50 million                       0.25%               --               --               --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Funds listed under "Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares on the distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ---------------         --------------

Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder Mutual Funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)      a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements;

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount." Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the

Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                 NET ASSET VALUE

The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines based on the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of the Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in the Portfolio are determined on the basis of their market value or where market quotations are not determinable or may be unreliable, at fair value as determined by the Trustees of the Portfolios Trust.

Market values of portfolio securities are determined as follows:

The fixed income portion of the Portfolio and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolios Trust. All portfolio securities with a remaining maturity of less than 60 days generally are valued by the amortized cost method.

The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisor to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolios Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value, as deemed appropriate under the circumstances.

                                 TAX INFORMATION

Federal Taxes

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by any one Fund. The Fund is entitled to a loss carry-forward, which may reduce the taxable gain that Fund would realize, and to which the shareholder would otherwise be subject, in the future.

To avoid federal excise taxes, the Code requires that the Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

The Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. The Portfolio intends to elect to be treated as a partnership for US federal income tax purposes. As such, the Portfolio generally should not be subject to US taxes.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Foreign Investments

If the Portfolio purchases foreign securities, the investment income of the Portfolio may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject. The effective rate of foreign tax cannot be predicted since the amount of the Portfolio's assets to be invested within various countries is uncertain. However, the Portfolio intends to operate so as to qualify for treaty-reduced tax rates where available.

If the Portfolio invests in futures contracts, options and certain other investments (such as the stock of certain foreign corporations which are Passive Foreign Investment Companies (PFICs)), the Portfolio may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore effect the amount, timing and character of distributions to shareholders.

If more than 50% of the value of the Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to the shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in the Fund.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in the Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in the Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

                             DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust

The overall business and affairs of the Fund/Portfolio are supervised by its Board of Directors/Trustees. The Board approves all significant agreements between the Fund/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund's/Portfolio's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors/Trustees and the executive officers are responsible for exercising the Fund's/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director/Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

On August 16, 2002, the shareholders of the Fund approved the election of new Directors/Trustees and executive officers. The following information is provided for each newly elected Director/Trustee and Officer of the Fund. The first section of the table lists information for each Director who is not an "interested person" of the Fund/Portfolio (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's/Portfolio's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One Business South Street, Baltimore, Experience and Maryland, 21202.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                              Funds in the
                           Position with                                                                      Fund Complex
                           the Fund and               Business Experience and                                 to be Overseen by
Name and Birth Date        Length of Time Served      Directorships During the Past Years                     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Independent Directors
------------------------------------------------------------------------------------------------------------------------------

Richard R. Burt             Director since 1998       Chairman, IEP Advisors, Inc. (July 1998 to                  67
2/3/47                                                present); Chairman of the Board, Weirton Steel
                                                      Corporation^2 (April 1996 to present); Member of
                                                      the Board, Hollinger International, Inc. ^2
                                                      (publishing) (1995 to present), HCL Technologies
                                                      Limited (information technology) (April 1999 to
                                                      present), UBS Mutual Funds (formerly known as
                                                      Brinson and Mitchell Hutchins families of funds)
                                                      (registered investment companies) (1995 to
                                                      present); and Member, Textron Inc. ^2
                                                      International Advisory Council (July 1996 to
                                                      present).  Formerly, Partner, McKinsey & Company
                                                      (consulting) (1991-1994) and US Chief Negotiator
                                                      in Strategic Arms Reduction Talks (START) with
                                                      former Soviet Union and US Ambassador to the
                                                      Federal Republic of Germany (1985-1991); Member
                                                      of the Board, Homestake Mining^2 (mining and
                                                      exploration) (1998 - February 2001), Archer
                                                      Daniels Midland Company^2 (agribusiness
                                                      operations) (October 1996 -June 2001) and Anchor
                                                      Gaming (gaming software and equipment) (March
                                                      1999-December 2001).
------------------------------------------------------------------------------------------------------------------------------

S. Leland Dill              Director since 2002       Trustee, Phoenix Zweig Series Trust (since                  65
3/28/30                                               September 1989), Phoenix Euclid Market Neutral
                                                      Funds (since May 1998) (registered investment
                                                      companies); Retired (since 1986). Formerly,
                                                      Partner, KPMG Peat Marwick (June 1956-June 1986);
                                                      Director, Vintners International Company Inc.
                                                      (June 1989-May 1992), Coutts (USA) International
                                                      (January 1992-March 2000), Coutts Trust Holdings
                                                      Ltd., Coutts Group (March 1991-March 1999);
                                                      General Partner, Pemco (investment company) (June
                                                      1979-June 1986).
------------------------------------------------------------------------------------------------------------------------------

Martin J. Gruber            Director since 2002       Nomura Professor of Finance, Leonard N. Stern               66
7/15/37                                               School of Business, New York University (since
                                                      1964); Trustee, CREF (since 2000); Director, S.G.
                                                      Cowen Mutual Funds (1985-2001), Japan Equity
                                                      Fund, Inc. (since 1992), Thai Capital Fund, Inc.
                                                      (since 2000) and Singapore Fund, Inc. (since
                                                      2000) (registered investment companies).
------------------------------------------------------------------------------------------------------------------------------

                                       61

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                              Funds in the
                           Position with                                                                      Fund Complex
                           the Fund and               Business Experience and                                 to be Overseen by
Name and Birth Date        Length of Time Served      Directorships During the Past Years                     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Richard J. Herring          Director since 2002       Jacob Safra Professor of International Banking              65
2/18/46                                               and Professor, Finance Department, The Wharton
                                                      School, University of Pennsylvania (since 1972);
                                                      Director, Lauder Institute of International
                                                      Management Studies (since 2000); Co-Director,
                                                      Wharton Financial Institutions Center (since
                                                      2000) and Vice Dean and Director, Wharton
                                                      Undergraduate Division (1995-2000).
------------------------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman          Director since 2000       Private Equity Investor (1997 to present);                  65
05/27/37                                              Director, Soundview Technology Group Inc.
                                                      (investment banking) (July 1998 to present),
                                                      Corvis Corporation2 (optical networking
                                                      equipment) (July 2000 to present), Brown
                                                      Investment Advisory & Trust Company (investment
                                                      advisor) (February 2001 to present), The Nevis
                                                      Fund (registered investment company) (July 1999
                                                      to present), and ISI Family of Funds (registered
                                                      investment companies) (March 1998 to present).
                                                      Formerly, Director, Circon Corp.^2 (medical
                                                      instruments) (November 1998-January 1999);
                                                      President and Chief Executive Officer, The
                                                      National Association of Securities Dealers, Inc.
                                                      and The NASDAQ Stock Market, Inc. (1987-1997);
                                                      Chief Operating Officer of Alex. Brown & Sons
                                                      Incorporated (now Deutsche Bank Securities Inc.)
                                                      (1985-1987); General Partner, Alex. Brown & Sons
                                                      Incorporated (now Deutsche Bank Securities Inc.)
                                                      (1976-1985).
------------------------------------------------------------------------------------------------------------------------------

Graham E. Jones             Director since 2002       Senior Vice President, BGK Realty, Inc.                     65
01/31/33                                              (commercial real estate) (since 1995); Trustee, 8
                                                      open-end mutual funds managed by Weiss, Peck &
                                                      Greer (since 1985) and Trustee of 22 open-end
                                                      mutual funds managed by Sun Capital Advisers,
                                                      Inc. (since 1998).
------------------------------------------------------------------------------------------------------------------------------

Rebecca W. Rimel            Director since 2000       President and Chief Executive Officer, The Pew              65
4/10/51                                               Charitable Trusts (charitable foundation) (1994
                                                      to present). Formerly, Executive Director, The
                                                      Pew Charitable Trusts (1988-1994); Director, ISI
                                                      Family of Funds (registered investment companies)
                                                      (1997-1999) and Director and Executive Vice
                                                      President, The Glenmede Trust Company (investment
                                                      trust and wealth management) (1994-2002).
------------------------------------------------------------------------------------------------------------------------------

                                       62

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                              Funds in the
                           Position with                                                                      Fund Complex
                           the Fund and               Business Experience and                                 to be Overseen by
Name and Birth Date        Length of Time Served      Directorships During the Past Years                     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Philip Saunders, Jr.        Director since 2002       Principal, Philip Saunders Associates (Economic             65
10/11/35                                              and Financial Consulting) (since 1988).
                                                      Formerly, Director, Financial Industry
                                                      Consulting, Wolf & Company
                                                      (consulting)(1987-1988); President, John Hancock
                                                      Home Mortgage Corporation (1984-1986); Senior
                                                      Vice President of Treasury and Financial
                                                      Services, John Hancock Mutual Life Insurance
                                                      Company, Inc. (1982-1986).
------------------------------------------------------------------------------------------------------------------------------

William N. Searcy           Director since 2002       Pension & Savings Trust Officer, Sprint                     65
09/03/46                                              Corporation1 (telecommunications) (since 1989);
                                                      Trustee of 22 open-end mutual funds managed by
                                                      Sun Capital Advisers, Inc. (since 1998).
------------------------------------------------------------------------------------------------------------------------------

Robert H. Wadsworth         Director since 1997       President, Robert H. Wadsworth Associates, Inc.             68
1/29/40                                               (consulting firm) (1982 to present); Formerly,
                                                      President and Trustee, Trust for Investment
                                                      Managers (registered investment company)
                                                      (1999-2002); President, Investment Company
                                                      Administration, L.L.C. (1992*- July 2001);
                                                      President, Treasurer and Director, First Fund
                                                      Distributors, Inc. (1990 - January 2002); Vice
                                                      President, Professionally Managed Portfolios
                                                      (1999-2002) and Advisors Series Trust (1997-2002)
                                                      (registered investment companies) and President,
                                                      Guinness Flight Investment Funds, Inc.
                                                      (registered investment company) (1994-1998).
                                                      * Inception date of the corporation which was the
                                                      predecessor to the LLC.
------------------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers
------------------------------------------------------------------------------------------------------------------------------

Richard T. Hale^2           Chairman since 2002 and   Managing Director, Deutsche Bank Securities Inc.           203
7/17/45                     Director since 2000       (formerly Deutsche Banc Alex. Brown Inc.) and
                                                      Deutsche Asset Management (1999 to present);
                                                      Director and President, Investment Company
                                                      Capital Corp. (registered investment advisor)
                                                      (1996 to present); Director, Deutsche Global
                                                      Funds, Ltd. (2000 to present), CABEI Fund (2000
                                                      to present), North American Income Fund (2000 to
                                                      present); Vice President, Deutsche Asset
                                                      Management, Inc. (2000 to present).  Chartered
                                                      Financial Analyst.  Formerly, Director, ISI
                                                      Family of Funds (registered investment companies)
                                                      (1992-1999).
------------------------------------------------------------------------------------------------------------------------------

                                       63

------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                              Funds in the
                           Position with                                                                      Fund Complex
                           the Fund and               Business Experience and                                 to be Overseen by
Name and Birth Date        Length of Time Served      Directorships During the Past Years                     Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Officers
------------------------------------------------------------------------------------------------------------------------------

William F Glavin, Jr.^3     President since 2002      Managing Director of Deutsche Asset Management,
8/30/58                                               Inc., Vice President and Director of Scudder
                                                      Distributors, Inc., Trustee, Crossroads for Kids,
                                                      Inc. (serves at risk children).
------------------------------------------------------------------------------------------------------------------------------

Kenneth Murphy^3            Vice President and        Vice President, Deutsche Asset Management
10/13/63                    Anti-Money Laundering     (2000-present). Formerly, Director, John Hancock
                            Compliance Officer since  Signature Services (1992-2001); Senior Manager,
                            2002                      Prudential Mutual Fund Services (1987-1992).
------------------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo^3          Treasurer since 2002      Director, Deutsche Asset Management (April 2000
8/5/57                                                to present); Certified Public Accountant;
                                                      Certified Management Accountant.  Formerly, Vice
                                                      President and Department Head, BT Alex. Brown
                                                      Incorporated (Deutsche Bank Securities Inc.)
                                                      (1998-1999); Senior Manager, Coopers & Lybrand
                                                      LLP (PricewaterhouseCoopers LLP) (1993-1998).
------------------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch            Secretary since 2002      Managing Director, Deutsche Asset Management
3/27/54                                               (2002 - present) and Director, Deutsche Global
                                                      Funds Ltd. (2002 - present).  Formerly, Director,
                                                      Deutsche Asset Management (1999-2002), Principal,
                                                      BT Alex. Brown Incorporated (now Deutsche Bank
                                                      Securities Inc.) (1998-1999); Assistant General
                                                      Counsel, United States Securities and Exchange
                                                      Commission (1993-1998).
------------------------------------------------------------------------------------------------------------------------------

Bruce A. Rosenblum          Assistant Secretary       Director, Deutsche Asset Management (2002 -
9/14/60                     since 2002                present). Formerly, Vice President, Deutsche
                                                      Asset Management (2000-2002); Partner, Freedman,
                                                      Levy, Kroll & Simonds (law firm) (1997-1999).
------------------------------------------------------------------------------------------------------------------------------

Amy M. Olmert               Assistant Secretary       Director, Deutsche Asset Management (1999 -
5/14/63                     since 2002                present); Certified Public Accountant. Formerly,
                                                      Vice President, BT Alex. Brown Incorporated (now
                                                      Deutsche Bank Securities Inc.) (1997-1999);
                                                      Senior Manager and other positions, Coopers &
                                                      Lybrand LLP (now PricewaterhouseCoopers LLP)
                                                      (1988-1997).
------------------------------------------------------------------------------------------------------------------------------

^1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^2 Mr. Hale is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^3       Address: Two International Place, Boston, Massachusetts.

Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

Ownership in the Fund

The following table shows the ownership of the new Directors elected on August 16, 2002 as of August 31, 2002.

                                                                          Aggregate Dollar Range of Ownership as of
                                                                          August 31, 2002 in all Funds Overseen or by
                                        Dollar Range of Beneficial        Director in the
Director                                Ownership in the Fund^1           Family of Investment Companies
--------                                -----------------------           ------------------------------

Independent Directors
Richard R. Burt*                        $10,001-$50,000                             Over $100,000
S. Leland Dill                          None                                        Over $100,000
Martin J. Gruber                        None                                        $10,001-$50,000
Joseph R. Hardiman*                     $10,001-$50,000                             Over $100,000
Richard J. Herring                      None                                        Over $100,000
Graham E. Jones                         None                                        Over $100,000
Rebecca W. Rimel*                       $50,001-$100,000                            Over $100,000
Philip Saunders, Jr.                    None                                        $50,001-100,000
William N. Searcy                       None                                        $10,001-$50,000
Robert H. Wadsworth*                    $10,001-$50,000                             Over $100,000

Interested Director
Richard T. Hale                         $50,001-$100,000                            Over $100,000

* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^1 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from a Fund or the Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of October 31, 2002, the Corporation's Directors and Officers as a group owned less than 1% of the Fund's outstanding Class A, Class B, and Class C Shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Director          to Director        Company      Title of Class        Basis        Aggregate Basis
--------------------          -----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
Joseph R. Hardiman                                None
Louis E. Levy*                                    None
Eugene J. McDonald*                               None
Rebecca W. Rimel                                  None
Carl W. Vogt*                                     None
Robert H. Wadsworth                               None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Richard Herring                                   None
Graham E. Jones                                   None
Philip Saunders, Jr.                              None
William N. Searcy                                 None

*        No longer a director as of August 16, 2002.

Board Committees. The current Board of Directors/Trustees was elected on August 16, 2002. The Fund's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Independent Directors. During the fiscal year ended August 31, 2002, the Audit Committee met four times.

Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows the aggregate compensation payable to each Director/Trustee by the Corporation, the Portfolios Trust and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2002.

                                                                                                  Total Compensation
                                                              Aggregate           Pension or       Payable from the
                                                             Compensation         Retirement         Corporation,
                                                           Payable from the    Benefits Accrued    Portfolios Trust
Name, Position with                                        Corporation and     as Part of Fund       and the Fund
Corporation and Portfolios Trust                           Portfolios Trust        Expenses             Complex
--------------------------------                           ----------------        --------             -------

Richard R. Burt, Director                                         $21                $0 ^2             $66,778 ^1

Joseph R. Hardiman, Director                                      $21                $0 ^2             $66,778 ^1

Rebecca W. Rimel, Director                                        $15                $0 ^2             $66,778 ^1

Robert H. Wadsworth, Director                                     $21                $0 ^2             $66,778 ^1

S. Leland Dill, Director^3                                        $11                 N/A              $70,111

Martin J. Gruber, Director^3                                      $10                 N/A              $70,111

Richard J. Herring, Director^3                                    $10                 N/A              $70,111

Graham E. Jones, Director^3                                       $10                 N/A              $45,833

Philip Saunders, Jr., Director^3                                  $10                 N/A              $70,111

William N. Searcy, Director^3                                     $10                 N/A              $48,833

^1 Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman and Wadsworth $64,626, $51,072, $47,260 and $51,072 was deferred pursuant to a deferred compensation plan.

^2 Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors as described below. The actuarially computed pension expense for the Fund for the fiscal year ended August 31, 2002 was $0.

^3 Elected Director of the Fund effective August 16, 2002; compensation as a Director is from August 16, 2002 until August 31, 2002


Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, have adopted a Retirement Plan for
Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 are as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 year.

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service                     Chairmen of Audit and Executive Committees                  Other Participants
----------------                     ------------------------------------------                  ------------------

6 years                                                    $4,900                                         $3,900

7 years                                                    $9,800                                         $7,800

8 years                                                   $14,700                                        $11,700

9 years                                                   $19,600                                        $15,600

10 years or more                                          $24,500                                        $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

             SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectuses). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As  of  December  9,  2002,   the  following   shareholders   owned  of  record,
beneficially, or both, 5% or more of outstanding Shares:

As of December 9, 2002, 23,069 shares in the aggregate, or 8.07% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Atwell & Company, for the benefit of East Coast Realty, c/o U.S. Trust Company of NY, P.O. Box 2044, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 50,654 shares in the aggregate, or 17.72% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 132,978 shares in the aggregate, or 46.53% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Deutsche Bank Securities, P.O. Box 1346, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 169,239 shares in the aggregate, or 96.22% of the outstanding shares of Scudder Japanese Equity Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 803 shares in the aggregate, or 9.13% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 1,280 shares in the aggregate, or 14.55% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of National Investor Services, for the benefit of customers, 55 Water
Street, New York, NY 10041 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 2,523 shares in the aggregate, or 28.69% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Deutsche Bank Securities, P.O. Box 1346, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

As of December 9, 2002, 3,541 shares in the aggregate, or 40.26% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in the Portfolio.

                              FINANCIAL INFORMATION

 The Financial Statements, including notes thereto for the Fund for the annual period ended August 31, 2002 are incorporated herein by reference to the Annual Report to Shareholders of Japanese Equity Fund (formerly, Flag Investors Japanese Equity Fund), a series of Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc. and prior to that Deutsche Funds, Inc.) filed with the SEC, dated August 31, 2002.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Japanese Equity Fund                          Class A Shares:  251555777
                                              Class B Shares:  251555769
                                              Class C Shares:  251555751

The Fund has a fiscal year ending August 31^st.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    ADDRESSES

Japanese Equity Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017

Sub-advisor
Deutsche Asset Management (Japan) Limited ("DeAMJ)
Sanno Park Tower, 2-11-1
Nagata-Cho, Chiyoda-Ku
Tokyo, Japan 100-6173

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Administrator and Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Transfer Agent
Investment Company Capital Corporation
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                 January 1, 2003

DEUTSCHE INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund) - Class S

Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Scudder Japanese Equity Fund (the "Fund").

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in the Japanese Equity Portfolio, a series of the Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) (the "Portfolio"), a diversified open-end management investment company (or series thereof) having the same investment objective as the Fund.

The Fund's Class S Prospectus, dated January 1, 2003 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal year ended August 31, 2002 (audited) are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated August 31, 2002 (audited). A copy of the Fund's Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

                       SCUDDER DISTRIBUTORS, INC. ("SDI")
                            222 South Riverside Plaza
                                Chicago, IL 60606
                             TOLL-FREE 1-800-SCUDDER

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION AND HISTORY...............................................1


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................1


INVESTMENT POLICIES...........................................................2


MANAGEMENT OF THE FUND.......................................................35

   Underwriter...............................................................38
   Transfer Agent and Dividend Disbursing Agent..............................39
   Administrator.............................................................39
   Administrative Agent to the Portfolio.....................................39
   Custodian and Fund Accountant.............................................40
   Independent Accountants...................................................40
   Legal Counsel.............................................................40

PERFORMANCE..................................................................41


PURCHASE AND REDEMPTION OF SHARES............................................47


NET ASSET VALUE..............................................................53


TAX INFORMATION..............................................................54


DIRECTORS AND OFFICERS.......................................................55


SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION......................64


FINANCIAL INFORMATION........................................................65

                         GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the "Corporation"), is an open-end management investment company. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers two Funds.

Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 known as Deutsche Portfolios) ("Portfolios Trust") is an open-end, management investment company that is organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of two portfolios.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor"). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Portfolio's investment objective. The Portfolio's investment objective and the investment objective of the feeder Fund are the same. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Japanese Equity Portfolio is to seek high capital appreciation.

The Japanese Equity Portfolio seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the Portfolio will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities; that is, equity securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the Japanese Equity Portfolio's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Japanese Equity Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Advisor believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Japanese Equity Portfolio may invest in a broad range of fixed income securities of all maturities, however the Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate
purposes,   including   the  payment  of
operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the Fund will not be pursuing its objective of high capital appreciation.

The Japanese Equity Portfolio purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Japanese Equity Portfolio to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

The Japanese Equity Portfolio may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Japanese Equity Portfolio's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the Japanese
Equity Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

                               INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing all of its assets in its corresponding Portfolio, which has the same investment objective as the Fund. The principal investment strategies of the Portfolio and the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. The Fund may withdraw its investments from its Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the Fund to do so. The investment characteristics of the Fund will correspond directly to those of the corresponding Portfolio. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Investment Objective  and Policies

The investment objective and policies of the Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include its corresponding Fund unless the context requires otherwise.

The Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Portfolio has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the Japanese Equity Portfolio's assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of the Fund's assets in its corresponding Portfolio, the Fund and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities. 3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets,
         (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

The Fund and its corresponding Portfolio may:

1. Invest up to 5% of the total assets of the Portfolio underlying the Fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2. Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

3. Not invest more than 10% of its net assets in unlisted securities and Notes;

4. Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

5.       Not  purchase  securities  on margin,  but a Portfolio  may obtain such
         short-term   credits  as  may  be  necessary   for  the   clearance  of
         transactions.

         Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

Securities in which the Portfolio Invests

Because the Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about the Fund and its acceptable investments also pertain to its corresponding Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

o        P = PRINCIPAL investments of the Fund and its corresponding  Portfolio;
         (bolded in chart)

o A = ACCEPTABLE (but not principal) investments of the Fund and its corresponding Portfolio

----------------------------------------------------- ------------------
                                                            Type
                                                         of Security
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Equity Securities                                             P
----------------------------------------------------- ------------------
   Common Stocks                                              P
----------------------------------------------------- ------------------
   Warrants                                                   A
----------------------------------------------------- ------------------
   Preferred Stocks                                           A
----------------------------------------------------- ------------------
   Convertible Securities                                     A
----------------------------------------------------- ------------------
   Participation Certificates                                 A
----------------------------------------------------- ------------------
   Real Estate Investment Trusts ("REITs")                    A
----------------------------------------------------- ------------------
   Initial Public Offerings ("IPOs")                          A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Fixed Income Securities                                       A
----------------------------------------------------- ------------------
   Corporate Debt Securities                                  A
----------------------------------------------------- ------------------
   US Government Securities                                   A
----------------------------------------------------- ------------------
   Treasury Securities                                        A
----------------------------------------------------- ------------------
   Agency Securities                                          A
----------------------------------------------------- ------------------
   Variable Rate Securities                                   A
----------------------------------------------------- ------------------
   Demand Instruments                                         A
----------------------------------------------------- ------------------
   Insurance Contracts                                        A
----------------------------------------------------- ------------------
   Zero Coupon Securities                                     A
----------------------------------------------------- ------------------
   Deferred Interest Bonds                                    A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Short-Term Instruments                                        A
----------------------------------------------------- ------------------
   Commercial Paper                                           A
----------------------------------------------------- ------------------
   Bank Instruments                                           A
----------------------------------------------------- ------------------
   Repurchase Agreements                                      A
----------------------------------------------------- ------------------
   Reverse Repurchase Agreements                              A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Derivative Contracts                                          A
----------------------------------------------------- ------------------
   Options on Securities                                      A
----------------------------------------------------- ------------------
   Options on Securities Indices                              A
----------------------------------------------------- ------------------
   Options on Foreign Securities Indices                      A
----------------------------------------------------- ------------------
   Futures Contracts                                          A
----------------------------------------------------- ------------------
   Futures Contracts on Securities Indices                    A
----------------------------------------------------- ------------------
   Options on Futures Contracts                               A
----------------------------------------------------- ------------------
   Warrants on Futures Contracts                              A
----------------------------------------------------- ------------------
   Swap Agreements                                            A
----------------------------------------------------- ------------------
   Interest Rate Swaps                                        A
----------------------------------------------------- ------------------
   Caps and Floors                                            A
----------------------------------------------------- ------------------
   Total Return Swaps                                         A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Securities of Non-US Based Issuers                            P
----------------------------------------------------- ------------------
   Foreign Government Debt Securities                         A
----------------------------------------------------- ------------------
   Brady Bonds                                                A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
                                                            Type
                                                         of Security
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Other Investments
----------------------------------------------------- ------------------
   To Be Announced Securities ("TBA")                         A
----------------------------------------------------- ------------------
   Special Transactions                                       A
----------------------------------------------------- ------------------
   When-Issued and Delayed Delivery Securities                A
----------------------------------------------------- ------------------
   Securities Lending                                         A
----------------------------------------------------- ------------------
   Borrowing                                                  A
----------------------------------------------------- ------------------
   Interests in Other Limited Liability Companies             A
----------------------------------------------------- ------------------

Equity Securities

Under normal market conditions, the Portfolio underlying the Fund invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

         Warrants

         The Portfolio underlying the Fund may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Portfolio's investment advisor or sub-advisor (the "Advisor"). Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

         The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Participation Certificates

         Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; but, they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

         Real Estate Investment Trusts (REITS)

         REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

         Initial Public Offerings (IPOs)

         The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities

The  Portfolio  may invest in a broad range of domestic and foreign fixed income
(debt) securities. The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the Advisor.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true.

         Fixed Income Security Risk

         Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be treated as illiquid securities subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See the section entitled "Tax Information."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments. Under normal circumstances the Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

         Commercial Paper

         The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

         Bank Instruments

         The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         Repurchase Agreements

         Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve
         Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities

The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio underlying the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marker to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

         The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wish to acquire the securities at the exercise price.

         The Portfolio may terminate its obligation as writers of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios
         ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by the Portfolio will be traded on a securities exchange.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

         There is no limitation on the value of the options that may be purchased or written by the Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, does not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolios, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the
         Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC options on foreign stock indices.

         The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Futures Contracts and Options on Futures Contracts

         The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
         Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures Contracts

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         When the Portfolio underlying the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisor may still not result in a successful transaction.

         In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

         If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Portfolio may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and
         (2) such instruments relate to categories of assets which the Portfolio is permitted to hold.

         Warrants on Futures Contracts

         The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Portfolio underlying the Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. In addition, in order to assure that the Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         Asset Coverage for Futures Contracts and Options Positions

         The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Swap Agreements

         The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

         The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

         Whether the use of swap agreements will be successful in furthering the Portfolio's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the

         Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

         Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

         Interest Rate Swaps

         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         Caps and Floors

         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         Total Return Swaps

         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers

The Portfolio may invest in securities of non-US based issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolio considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country; or

o        the principal  trading market for its securities is in another country;
         or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

         Foreign Government Debt Securities

         The Portfolio may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

         Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.

         Brady Bonds

         The Portfolio may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

         US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

         The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

         Region and Country Investing

         The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

         Currency Exchange Transactions

         Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Portfolio's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         Options on Foreign Currencies

         The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

         The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect closing purchase transactions with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

         The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or principally traded in foreign currencies. The Portfolio may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Portfolio. The Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts," there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         The Portfolio invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

         The value of the Portfolio's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Portfolio only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor's credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

         As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Shareholder Liability Risks

         The Portfolios Trust's's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Risk Management

         The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Portfolio in order to take advantage of an anticipated decline in interest rates, but do not wish to purchase the underlying long term securities, they might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

         To Be Announced Securities (TBAs) -- Purchase Commitments

         As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

         When-Issued and Delayed Delivery Securities

         The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

         At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Lending of Portfolio Securities -- Securities Lending

         The Portfolio may lend portfolio securities to borrowers that the Advisor deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

         The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Portfolio and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of the Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and
         (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the

         Corporation or the Portfolios Trust, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Portfolio may lend its portfolio securities up to one-third of the value of its total assets.

         The Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

         Borrowing

         The Portfolio may borrow money, in amounts not to exceed one-third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

         Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

         Interests in Other Limited Liability Companies

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

         Investment Ratings

         The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSRO or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

                             MANAGEMENT OF THE FUND

The Fund has not retained the services of an investment manager or advisor since it seeks to achieve its investment objectives by investing all of its investable assets in its corresponding Portfolio.

On September 5, 2002, the Board of Trustees of Portfolios Trust approved replacing Investment Company Capital Corporation ("ICCC") with Deutsche Asset Management, Inc. ("DeAM") as the investment advisor for the Portfolio. Shareholders of the Portfolio had approved this change. Effective September 5, 2002, DeAM is the advisor (manager) to the Portfolio.

DeAM is a registered investment advisor. The address for DeAM is 280 Park Avenue, New York, New York 10017. DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance. DeAM provides the same services that ICCC provided to each Portfolio and is entitled to receive the same rate of compensation that ICCC received. As of June 30, 2002, DeAM managed approximately $93 billion in assets.

For its services, DeAM is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid advisory fees of $47,938, $97,335 and $192,297, respectively.

DeAM, in its capacity as Advisor, has contractually agreed through December 31, 2003 to reduce its annual fees, if necessary, or to make payments to the Fund to the extent necessary, so that its annual expenses do not exceed 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets, 2.15% of the Class C Shares' average daily net assets and 1.15% of the Class S Shares' average daily net assets.

Subject to the overall supervision of the Portfolios Trust's Trustees, DeAM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolios trust (the Management Agreement), DeAM is permitted, subject to the approval of the Board of Trustees of the Portfolios trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DeAM has delegated this responsibility to the Portfolio's Sub-Advisor. DeAM retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

Investment Sub-Advisor to the Portfolio

On behalf of the Portfolios Trust, DeAM has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited ("DeAMJ") for the Portfolio. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-0ku, Tokyo, Japan 100-6173. It is the Sub-Advisor's responsibility, under the overall supervision of DeAM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from DeAM. Prior to September 5, 2002 DWS International Portfolio Management GmBH ("DWS") acted as the sub-advisor to the Portfolio. For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid sub-advisory fees of $13,184, $12,024 and $21,369, respectively.

The Sub-Advisor shall not be liable to the Corporation, Portfolios trust or the Fund shareholders for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Codes of Ethics

The Boards of Directors of the Corporation and ICCC have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's and ICCC's Codes of Ethics permit access persons, as this term is defined in the Code of Ethics, to trade securities that may be purchased or held by a Portfolio for its own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and ICCC's Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Corporation's and ICCC's Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements. The Codes are on file with and available from the SEC.

The Portfolio's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance and other requirements. Among other things, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage Transactions

The Sub-Advisor trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in the Portfolio's investments may be without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable result for the Portfolio. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or brokerage services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the Portfolio and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the

Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisors, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants and subject to applicable regulatory requirements. As one of the principal brokers for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio. For the fiscal year ended August 31, 2002, the Fund paid $49,332 in brokerage commissions of which 100% the fund paid to Brokers for research services.


The Sub-Advisor may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund and the Portfolio, without regard to the length of time a particular security may have been held. The portfolio turnover rate for the fiscal years ended August 31, 2002, 2001 and 2000 were 188%, 119% and 120%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

Underwriter

The Corporation, on behalf of Class S Shares of the Fund, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated July 15, 2002 will remain in effect until July 15, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Directors on June 25, 2002.

Note: Although the Class S Shares do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Transfer Agent and Dividend Disbursing Agent

ICCC maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Portfolio pays ICCC up to $10.00 for open accounts per account per year; and $1.80 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal years ended

August 31, 2002 and 2001, ICCC's fee was $10,763 and $56,095, respectively for the Fund. Prior to April 7, 2000, Federated Shareholder Services Company served as transfer agent and dividend disbursing agent for the Portfolio and operated under a similar fee structure. Pursuant to a services agreement with ICCC effective July 15, 2002, Scudder Service Corporation, an affiliate of the Advisor, will perform certain transactions and shareholder servicing functions.

Administrator

ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2002, 2001 and 2000, the Fund paid administrative fees of $11,121, $75,192 and $74,857, respectively.

Administrative Agent to the Portfolio

ICCC serves as Administrative Agent to the Portfolio.* The Administrator, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets;
(iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register.

*        As of September 1, 2000.  Previously, IBT Fund Services (Canada) Inc.
         ("IBT") and Federated Services Company served as sub-administrators. On April 1, 2000, IBT and ICCC served as sub-administrators.

Under the Administrative Services Appendix to the Master Services Agreement the Portfolio pays ICCC an annual fee based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the Portfolio's average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2002, 2001 and 2000, the Portfolio paid administrative agent fees of $16,503, $50,000 and $49,583, respectively.

Custodian and Fund Accountant

Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's and the Portfolio's assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT provides fund accounting services to the Fund and the Portfolio including:
(i)  calculation  of the daily net asset  value for the Fund and the  Portfolio;
(ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and
(iii) monitoring the Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

Maximum Custody and Accounting Fee*               Average Aggregate Daily Net Assets of the Portfolio
----------------------------------                ---------------------------------------------------

0.020 of 1%                                       on the first $200 million
0.015 of 1%                                       on the next $800 million
0.010 of 1%                                       on assets in excess of $1 billion

*        The custodian fee received for the Portfolio shall be at least $40,000.

For the fiscal years ended August 31, 2002 and 2001, IBT Co. and IBT were paid $43,701 and $76,891 by the Portfolio as compensation for providing custody and accounting services.

Independent Accountants

PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolios trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Fund or Portfolio, as the case may be.

Because Class S Shares have been offered for less than a full calendar year, there is no financial data for these shares.

Legal Counsel

Morgan, Lewis & Bockius LLP serves as counsel to the Corporation and the Portfolios Trust.

                                   PERFORMANCE

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Performance figures for Class S Shares of Japanese Equity Fund prior to their commencement of sales are based upon the historical performance of Class A. Although Class A Shares are not affected in this SAI, they are invested in the same fund. Class S Shares' annual returns differ only to the extent that the classes have different fees and expenses.

                   Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV
Where:

        P             =      hypothetical initial payment of $1,000;
        T             =      average annual total return;
        n             =      period covered by the computation, expressed in
                             years;
        ERV           =      ending  redeemable  value of a  hypothetical
                             $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

        Average Annual Total Returns for the Period Ended August 31, 2002

                                                       1 Year      Inception
                                                       ------      ---------

    Scudder Japanese Equity Fund -- Class A             -11.82%       2.15%

           Average Annual Total Returns (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                                P (1 + T)^n = ATVD
Where:

        P             =      hypothetical initial payment of $1,000;
        T             =      average annual total return (after taxes on
                             distributions);
        n             =      period covered by the computation, expressed in
                             years;
        ATVD          =      ending  value of a  hypothetical  $1,000  payment
                             made at the  beginning of the 1-, 5- or 10-year (or
                             other) periods at the end of the applicable  period
                             (or  fractional  portion),   after  taxes  on  fund
                             distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                               P (1 + T)^n = ATVDR
Where:

        P             =      hypothetical initial payment of $1,000;
        T             =      average annual total return (after taxes on
                             distributions and redemption);
        n             =      period covered by the computation, expressed in
                             years;
        ATVDR         =      ending  value  of  a   hypothetical   $1,000
                             payment made at the  beginning of the 1-, 5-
                             or 10-year (or other)  periods at the end of
                             the   applicable   period   (or   fractional
                             portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns (After Taxes on Distributions)."

The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

                     Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV) - 1]
                                                 ---
                                                  P
Where:

        P             =      hypothetical initial payment of $1,000;
        ERV           =      ending  redeemable  value of a  hypothetical
                             $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Performance Comparisons

From time to time, the Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Fund may be obtained by calling 1-800-730-1313.

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

General

The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Fund's Shares, including appropriate market indices or data from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

Information and Comparisons Relating to the Fund, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

Information regarding various aspects of the Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of the Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of the Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time.

Comparisons of such information during various periods may also be made and may be expressed by means of percentages. Information may be provided to investors regarding capital gain distributions by the Fund, including historical information relating to such distributions. Comparisons between the Fund and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, securities lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of the Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in the Fund's performance reporting. The performance of the Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock
Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to the Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term US Treasury bills, long-term US Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index.

Each index is an unmanaged index of common security prices, converted into US dollars where appropriate. Any index selected by the Fund for information purposes may not compute total return in the same manner as the Fund and may exclude, for example, dividends paid, as well as brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by the Fund on the total return for various composites of different funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for an individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of the Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements setting forth the Manager's views on certain trends and/or opportunities. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the Fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, ICCC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

Scudder  Distributors,   Inc.  may,  at  its  discretion,   require  appropriate
documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163 for Class S.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the
Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of the Fund account or due to the death of all registered shareholders of the Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by ICCC of appropriate written instructions and documentation satisfactory to ICCC. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                 NET ASSET VALUE

The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in the Portfolio are determined on the basis of their market value or where market quotations are not determinable or may be unreliable, at fair value as determined by the Trustees of the Portfolios trust.

Market values of portfolio securities are determined as follows:

The fixed income portion of the Portfolio and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolios Trust. All portfolio securities with a remaining maturity of less than 60 days generally are valued by the amortized cost method.

The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisor to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisor determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolios Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value, as deemed appropriate under the circumstances.

                                 TAX INFORMATION

Federal Taxes

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by any one Fund. The Fund is entitled to a loss carry-forward, which may reduce the taxable gain that Fund would realize, and to which the shareholder would otherwise be subject, in the future.

To avoid federal excise taxes, the Code requires that a Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Fund intends to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

The Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. The Portfolio intends to elect to be treated as a partnership for US federal income tax purposes. As such, the Portfolio generally should not be subject to US taxes.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Foreign Investments

If the Portfolio purchases foreign securities, the investment income of the Portfolio may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject. The effective rate of foreign tax cannot be predicted since the amount of the Portfolio's assets to be invested within various countries is uncertain. However, the Portfolio intends to operate so as to qualify for treaty-reduced tax rates where available.

If the Portfolio invests in futures contracts, options and certain other investments (such as the stock of certain foreign corporations which are Passive Foreign Investment Companies (PFICs)), the Portfolio may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore effect the amount, timing and character of distributions to shareholders.

If more than 50% of the value of the Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to the shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State Taxes

The Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in the Fund.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in the Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in the Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

                             DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust

The overall business and affairs of the Fund/Portfolio are supervised by its Board of Directors/Trustees. The Board approves all significant agreements between the Fund/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund's/Portfolio's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors/Trustees and the executive officers are responsible for exercising the Fund's/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director/Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

On August 16, 2002, the shareholders of the Fund approved the election of new Directors/Trustees and executive officers. The following information is provided for each newly elected Director/Trustee and Officer of the Fund. The first section of the table lists information for each Director who is not an "interested person" of the Fund/Portfolio (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's/Portfolio's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         Funds in the
                            Position with                                                                Fund Complex
                            the Fund and              Business Experience and                            to be Overseen by
Name and Birth Date         Length of Time Served     Directorships During the Past 5 Years              Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Independent Directors
------------------------------------------------------------------------------------------------------------------------------

Richard R. Burt             Director since 1998       Chairman, IEP Advisors, Inc. (July 1998 to                  67
2/3/47                                                present); Chairman of the Board, Weirton Steel
                                                      Corporation2 (April 1996 to present); Member of
                                                      the Board, Hollinger International, Inc. 2
                                                      (publishing) (1995 to present), HCL Technologies
                                                      Limited (information technology) (April 1999 to
                                                      present), UBS Mutual Funds (formerly known as
                                                      Brinson and Mitchell Hutchins families of funds)
                                                      (registered investment companies) (1995 to
                                                      present); and Member, Textron Inc. 2
                                                      International Advisory Council (July 1996 to
                                                      present).  Formerly, Partner, McKinsey & Company
                                                      (consulting) (1991-1994) and US Chief Negotiator
                                                      in Strategic Arms Reduction Talks (START) with
                                                      former Soviet Union and US Ambassador to the
                                                      Federal Republic of Germany (1985-1991); Member
                                                      of the Board, Homestake Mining2 (mining and
                                                      exploration) (1998 - February 2001), Archer
                                                      Daniels Midland Company2 (agribusiness
                                                      operations) (October 1996 -June 2001) and Anchor
                                                      Gaming (gaming software and equipment) (March
                                                      1999-December 2001).
------------------------------------------------------------------------------------------------------------------------------

S. Leland Dill              Director since 2002       Trustee, Phoenix Zweig Series Trust (since                  65
3/28/30                                               September 1989), Phoenix Euclid Market Neutral
                                                      Funds (since May 1998) (registered investment
                                                      companies); Retired (since 1986). Formerly,
                                                      Partner, KPMG Peat Marwick (June 1956-June 1986);
                                                      Director, Vintners International Company Inc.
                                                      (June 1989-May 1992), Coutts (USA) International
                                                      (January 1992-March 2000), Coutts Trust Holdings
                                                      Ltd., Coutts Group (March 1991-March 1999);
                                                      General Partner, Pemco (investment company) (June
                                                      1979-June 1986).
------------------------------------------------------------------------------------------------------------------------------

                                       56

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         Funds in the
                            Position with                                                                Fund Complex
                            the Fund and              Business Experience and                            to be Overseen by
Name and Birth Date         Length of Time Served     Directorships During the Past 5 Years              Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Martin J. Gruber            Director since 2002       Nomura Professor of Finance, Leonard N. Stern               66
7/15/37                                               School of Business, New York University (since
                                                      1964); Trustee, CREF (since 2000); Director, S.G.
                                                      Cowen Mutual Funds (1985-2001), Japan Equity
                                                      Fund, Inc. (since 1992), Thai Capital Fund, Inc.
                                                      (since 2000) and Singapore Fund, Inc. (since
                                                      2000) (registered investment companies).
------------------------------------------------------------------------------------------------------------------------------

Richard J. Herring          Director since 2002       Jacob Safra Professor of International Banking              65
2/18/46                                               and Professor, Finance Department, The Wharton
                                                      School, University of Pennsylvania (since 1972);
                                                      Director, Lauder Institute of International
                                                      Management Studies (since 2000); Co-Director,
                                                      Wharton Financial Institutions Center (since
                                                      2000) and Vice Dean and Director, Wharton
                                                      Undergraduate Division (1995-2000).
------------------------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman          Director since 2000       Private Equity Investor (1997 to present);                  65
05/27/37                                              Director, Soundview Technology Group Inc.
                                                      (investment banking) (July 1998 to present),
                                                      Corvis Corporation2 (optical networking
                                                      equipment) (July 2000 to present), Brown
                                                      Investment Advisory & Trust Company (investment
                                                      advisor) (February 2001 to present), The Nevis
                                                      Fund (registered investment company) (July 1999
                                                      to present), and ISI Family of Funds (registered
                                                      investment companies) (March 1998 to present).
                                                      Formerly, Director, Circon Corp. 2 (medical
                                                      instruments) (November 1998-January 1999);
                                                      President and Chief Executive Officer, The
                                                      National Association of Securities Dealers, Inc.
                                                      and The NASDAQ Stock Market, Inc. (1987-1997);
                                                      Chief Operating Officer of Alex. Brown & Sons
                                                      Incorporated (now Deutsche Bank Securities Inc.)
                                                      (1985-1987); General Partner, Alex. Brown & Sons
                                                      Incorporated (now Deutsche Bank Securities Inc.)
                                                      (1976-1985).
------------------------------------------------------------------------------------------------------------------------------

Graham E. Jones             Director since 2002       Senior Vice President, BGK Realty, Inc.                     65
01/31/33                                              (commercial real estate) (since 1995); Trustee, 8
                                                      open-end mutual funds managed by Weiss, Peck &
                                                      Greer (since 1985) and Trustee of 22 open-end
                                                      mutual funds managed by Sun Capital Advisers,
                                                      Inc. (since 1998).
------------------------------------------------------------------------------------------------------------------------------

                                       57

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         Funds in the
                            Position with                                                                Fund Complex
                            the Fund and              Business Experience and                            to be Overseen by
Name and Birth Date         Length of Time Served     Directorships During the Past 5 Years              Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Rebecca W. Rimel            Director since 2000       President and Chief Executive Officer, The Pew              65
4/10/51                                               Charitable Trusts (charitable foundation) (1994
                                                      to present). Formerly, Executive Director, The
                                                      Pew Charitable Trusts (1988-1994); Director, ISI
                                                      Family of Funds (registered investment companies)
                                                      (1997-1999) and Director and Executive Vice
                                                      President, The Glenmede Trust Company (investment
                                                      trust and wealth management) (1994-2002).
------------------------------------------------------------------------------------------------------------------------------

Philip Saunders, Jr.        Director since 2002       Principal, Philip Saunders Associates (Economic             65
10/11/35                                              and Financial Consulting) (since 1988).
                                                      Formerly, Director, Financial Industry
                                                      Consulting, Wolf & Company
                                                      (consulting)(1987-1988); President, John Hancock
                                                      Home Mortgage Corporation (1984-1986); Senior
                                                      Vice President of Treasury and Financial
                                                      Services, John Hancock Mutual Life Insurance
                                                      Company, Inc. (1982-1986).
------------------------------------------------------------------------------------------------------------------------------

William N. Searcy           Director since 2002       Pension & Savings Trust Officer, Sprint                     65
09/03/46                                              Corporation1 (telecommunications) (since 1989);
                                                      Trustee of 22 open-end mutual funds managed by
                                                      Sun Capital Advisers, Inc. (since 1998).
------------------------------------------------------------------------------------------------------------------------------

Robert H. Wadsworth         Director since 1997       President, Robert H. Wadsworth Associates, Inc.             68
1/29/40                                               (consulting firm) (1982 to present); Formerly,
                                                      President and Trustee, Trust for Investment
                                                      Managers (registered investment company)
                                                      (1999-2002); President, Investment Company
                                                      Administration, L.L.C. (1992*- July 2001);
                                                      President, Treasurer and Director, First Fund
                                                      Distributors, Inc. (1990 - January 2002); Vice
                                                      President, Professionally Managed Portfolios
                                                      (1999-2002) and Advisors Series Trust (1997-2002)
                                                      (registered investment companies) and President,
                                                      Guinness Flight Investment Funds, Inc.
                                                      (registered investment company) (1994-1998).
                                                      * Inception date of the corporation which was the
                                                      predecessor to the LLC.
------------------------------------------------------------------------------------------------------------------------------



                                       58

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         Funds in the
                            Position with                                                                Fund Complex
                            the Fund and              Business Experience and                            to be Overseen by
Name and Birth Date         Length of Time Served     Directorships During the Past 5 Years              Director/Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Directors and Officers
------------------------------------------------------------------------------------------------------------------------------

Richard T. Hale^2           Chairman since 2002 and   Managing Director, Deutsche Bank Securities Inc.           203
7/17/45                     Director since 2000       (formerly Deutsche Banc Alex. Brown Inc.) and
                                                      Deutsche Asset Management (1999 to present);
                                                      Director and President, Investment Company
                                                      Capital Corp. (registered investment advisor)
                                                      (1996 to present); Director, Deutsche Global
                                                      Funds, Ltd. (2000 to present), CABEI Fund (2000
                                                      to present), North American Income Fund (2000 to
                                                      present); Vice President, Deutsche Asset
                                                      Management, Inc. (2000 to present).  Chartered
                                                      Financial Analyst.  Formerly, Director, ISI
                                                      Family of Funds (registered investment companies)
                                                      (1992-1999).
------------------------------------------------------------------------------------------------------------------------------

Officers
------------------------------------------------------------------------------------------------------------------------------

William F Glavin, Jr.^3     President since 2002      Managing Director of Deutsche Asset Management,
8/30/58                                               Inc., Vice President and Director of Scudder
                                                      Distributors, Inc., Trustee, Crossroads for Kids,
                                                      Inc. (serves at risk children).
------------------------------------------------------------------------------------------------------------------------------

Kenneth Murphy^3            Vice President and        Vice President, Deutsche Asset Management
10/13/63                    Anti-Money Laundering     (2000-present). Formerly, Director, John Hancock
                            Compliance Officer since  Signature Services (1992-2001); Senior Manager,
                            2002                      Prudential Mutual Fund Services (1987-1992).
------------------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo^3          Treasurer since 2002      Director, Deutsche Asset Management (April 2000
8/5/57                                                to present); Certified Public Accountant;
                                                      Certified Management Accountant.  Formerly, Vice
                                                      President and Department Head, BT Alex. Brown
                                                      Incorporated (Deutsche Bank Securities Inc.)
                                                      (1998-1999); Senior Manager, Coopers & Lybrand
                                                      LLP (PricewaterhouseCoopers LLP) (1993-1998).
------------------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch            Secretary since 2002      Managing Director, Deutsche Asset Management
3/27/54                                               (2002 - present) and Director, Deutsche Global
                                                      Funds Ltd. (2002 - present).  Formerly, Director,
                                                      Deutsche Asset Management (1999-2002), Principal,
                                                      BT Alex. Brown Incorporated (now Deutsche Bank
                                                      Securities Inc.) (1998-1999); Assistant General
                                                      Counsel, United States Securities and Exchange
                                                      Commission (1993-1998).
------------------------------------------------------------------------------------------------------------------------------



                                       59

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         Funds in the
                            Position with                                                                Fund Complex
                            the Fund and              Business Experience and                            to be Overseen by
Name and Birth Date         Length of Time Served     Directorships During the Past 5 Years              Director/Trustee
------------------------------------------------------------------------------------------------------------------------------

Bruce A. Rosenblum          Assistant Secretary       Director, Deutsche Asset Management (2002 -
9/14/60                     since 2002                present). Formerly, Vice President, Deutsche
                                                      Asset Management (2000-2002); Partner, Freedman,
                                                      Levy, Kroll & Simonds (law firm) (1997-1999).
------------------------------------------------------------------------------------------------------------------------------

Amy M. Olmert               Assistant Secretary       Director, Deutsche Asset Management (1999 -
5/14/63                     since 2002                present); Certified Public Accountant. Formerly,
                                                      Vice President, BT Alex. Brown Incorporated (now
                                                      Deutsche Bank Securities Inc.) (1997-1999);
                                                      Senior Manager and other positions, Coopers &
                                                      Lybrand LLP (now PricewaterhouseCoopers LLP)
                                                      (1988-1997).
------------------------------------------------------------------------------------------------------------------------------

^1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^2 Mr. Hale is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

^3       Address: Two International Place, Boston, Massachusetts.

Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

Ownership in the Fund

The following table shows the ownership of the new Directors elected on August 16, 2002 as of August 31, 2002.

                                                                          Aggregate Dollar Range of Ownership as of
                                                                          August 31, 2002 in all Funds Overseen or by
                                        Dollar Range of Beneficial        Director in the
Director                                Ownership in the Fund^1           Family of Investment Companies
--------                                -----------------------           ------------------------------

Independent Directors
Richard R. Burt*                        $10,001-$50,000                             Over $100,000
S. Leland Dill                          None                                        Over $100,000
Martin J. Gruber                        None                                        $10,001-$50,000
Joseph R. Hardiman*                     $10,001-$50,000                             Over $100,000
Richard J. Herring                      None                                        Over $100,000
Graham E. Jones                         None                                        Over $100,000
Rebecca W. Rimel*                       $50,001-$100,000                            Over $100,000
Philip Saunders, Jr.                    None                                        $50,001-100,000
William N. Searcy                       None                                        $10,001-$50,000
Robert H. Wadsworth*                    $10,001-$50,000                             Over $100,000

                                       60

                                                                          Aggregate Dollar Range of Ownership as of
                                                                          August 31, 2002 in all Funds Overseen or by
                                        Dollar Range of Beneficial        Director in the
Director                                Ownership in the Fund^1           Family of Investment Companies
--------                                -----------------------           ------------------------------

Interested Director
Richard T. Hale                         $50,001-$100,000                            Over $100,000

* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

^1 Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from a Fund or the Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of October 31, 2002, the Corporation's Directors and Officers as a group owned less than 1% of the Fund's outstanding Class A, Class B, and Class C Shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of         Percent of
                               Owner and                                        Securities on      Class on an
                              Relationship                                       an Aggregate    Aggregate Basis
Independent Director          to Director        Company      Title of Class        Basis
--------------------          -----------        -------      --------------        -----

Richard R. Burt                                   None
Joseph R. Hardiman                                None
Louis E. Levy*                                    None
Eugene J. McDonald*                               None
Rebecca W. Rimel                                  None
Carl W. Vogt*                                     None
Robert H. Wadsworth                               None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Richard Herring                                   None
Graham E. Jones                                   None


                                       61

                                                                                   Value of         Percent of
                               Owner and                                        Securities on      Class on an
                              Relationship                                       an Aggregate    Aggregate Basis
Independent Director          to Director        Company      Title of Class        Basis
--------------------          -----------        -------      --------------        -----

Philip Saunders, Jr.                              None
William N. Searcy                                 None

*        No longer a director as of August 16, 2002.

Board Committees. The current Board of Directors/Trustees was elected on August 16, 2002. The Fund's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Independent Directors. During the fiscal year ended August 31, 2002, the Audit Committee met four times.

Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows the aggregate compensation payable to each Director/Trustee by the Corporation, the Portfolios Trust and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2002.

                                                                                                  Total Compensation
                                                              Aggregate           Pension or       Payable from the
                                                             Compensation         Retirement         Corporation,
                                                           Payable from the    Benefits Accrued    Portfolios Trust
Name, Position with                                        Corporation and     as Part of Fund       and the Fund
Corporation and Portfolios Trust                           Portfolios Trust        Expenses             Complex
--------------------------------                           ----------------        --------             -------

Richard R. Burt, Director                                         $21                $0^2              $66,778^1

Joseph R. Hardiman, Director                                      $21                $0^2              $66,778^1

Rebecca W. Rimel, Director                                        $15                $0^2              $66,778^1

Robert H. Wadsworth, Director                                     $21                $0^2              $66,778^1

S. Leland Dill, Director^3                                        $11                 N/A              $70,111

                                       62

                                                                                                  Total Compensation
                                                              Aggregate           Pension or       Payable from the
                                                             Compensation         Retirement         Corporation,
                                                           Payable from the    Benefits Accrued    Portfolios Trust
Name, Position with                                        Corporation and     as Part of Fund       and the Fund
Corporation and Portfolios Trust                           Portfolios Trust        Expenses             Complex
--------------------------------                           ----------------        --------             -------

Martin J. Gruber, Director^3                                      $10                 N/A              $70,111

Richard J. Herring, Director^3                                    $10                 N/A              $70,111

Graham E. Jones, Director^3                                       $10                 N/A              $45,833

Philip Saunders, Jr., Director^3                                  $10                 N/A              $70,111

William N. Searcy, Director^3                                     $10                 N/A              $48,833

^1 Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman and Wadsworth $64,626, $51,072, $47,260 and $51,072 was deferred pursuant to a deferred compensation plan.

^2 Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors as described below. The actuarially computed pension expense for the Fund for the fiscal year ended August 31, 2002 was $0.

^3 Elected Director of the Fund effective August 16, 2002; compensation as a Director is from August 16, 2002 until August 31, 2002


Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, have adopted a Retirement Plan for
Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.


Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 are as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 year.

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
  Years of Service                   Chairmen of Audit and Executive Committees                    Other Participants
  ----------------                   ------------------------------------------                    ------------------

      6 years                                          $4,900                                            $3,900

      7 years                                          $9,800                                            $7,800



                                       63

                      Estimated Annual Benefits Payable By Fund Complex Upon Retirement
  Years of Service                   Chairmen of Audit and Executive Committees                    Other Participants
  ----------------                   ------------------------------------------                    ------------------

      8 years                                          $14,700                                          $11,700

      9 years                                          $19,600                                          $15,600

  10 years or more                                     $24,500                                          $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

             SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of its Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of the date hereof, there are no shareholders of record of Class S Shares of the Fund.

Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to its corresponding Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that the Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

                              FINANCIAL INFORMATION

The Financial Statements, including notes thereto for the Fund for the annual period ended August 31, 2002 are incorporated herein by reference to the Annual Report to Shareholders of Japanese Equity Fund (formerly, Flag Investors Japanese Equity Fund), a series of Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc. and prior to that Deutsche Funds, Inc.) filed with the SEC, dated August 31, 2002.

                                    ADDRESSES

Japanese Equity Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017

Sub-Advisor
Deutsche Asset Management (Japan) Limited ("DeAMJ)
Sanno Park Tower, 2-11-1
Nagata-Cho, Chiyoda-Ku
Tokyo, Japan 100-6173

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Administrator and Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Transfer Agent
Investment Company Capital Corporation
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103